Manning & Napier Fund, Inc.

Statement of Additional Information dated August 1, 2012

This Statement of Additional Information (“SAI”) is not a Prospectus, and it should be read in conjunction with the Prospectus dated May 1, 2012 for each of the following series of Manning & Napier Fund, Inc. (the “Fund”): Small Cap Series, Commodity Series, Technology Series, International Series, Life Sciences Series, World Opportunities Series, Global Fixed Income Series, Financial Services Series, Core Bond Series, Core Plus Bond Series, Emerging Markets Series, Inflation Focus Equity Series, Diversified Tax Exempt Series, New York Tax Exempt Series and Ohio Tax Exempt Series and the Prospectus dated August 1, 2012 for the High Yield Bond Series and Real Estate Series (each a “Series”), copies of which may be obtained from Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, NY 14450. This SAI also relates to the Class A, B, Z, D and E Shares of the Small Cap Series and the World Opportunities Series and to the Class I and S Shares of the International Series, High Yield Bond Series, and Real Estate Series.

Except for the Commodity Series and Global Fixed Income Series, each Series’ audited financial statements, including the report of PricewaterhouseCoopers LLP (“PwC”) thereon, from the Series’ Annual Reports for the fiscal year ended December 31, 2011, are hereby incorporated by reference into this SAI. These Reports may be obtained without charge by calling 1-800-466-3863. Because the Commodity Series and Global Fixed Income Series were not active during the 2011 fiscal year, no 2011 financial statements were prepared for these Series.

Series & Classes	Ticker	Series & Classes	Ticker	Series & Classes	Ticker
SMALL CAP SERIES		HIGH YIELD BOND SERIES		INFLATION FOCUS EQUITY SERIES
SMALL CAP SERIES CLASS A	MNSMX	HIGH YIELD BOND SERIES CLASS S	MNHYX	INFLATION FOCUS EQUITY SERIES	MNIFX
SMALL CAP SERIES CLASS B		HIGH YIELD BOND SERIES CLASS I	MNHAX
SMALL CAP SERIES CLASS Z				DIVERSIFIED TAX EXEMPT SERIES
SMALL CAP SERIES CLASS D		GLOBAL FIXED INCOME SERIES		DIVERSIFIED TAX EXEMPT SERIES	EXDVX
SMALL CAP SERIES CLASS E		GLOBAL FIXED INCOME SERIES
NEW YORK TAX EXEMPT SERIES
COMMODITY SERIES		FINANCIAL SERVICES SERIES		NEW YORK TAX EXEMPT SERIES	EXNTX
COMMODITY SERIES		FINANCIAL SERVICES SERIES	EXFSX
OHIO TAX EXEMPT SERIES
TECHNOLOGY SERIES		CORE BOND SERIES		OHIO TAX EXEMPT SERIES	EXOTX
TECHNOLOGY SERIES	EXTCX	CORE BOND SERIES	EXCRX

INTERNATIONAL SERIES		CORE PLUS BOND SERIES
INTERNATIONAL SERIES CLASS I	MNIIX	CORE PLUS BOND SERIES	EXCPX
INTERNATIONAL SERIES CLASS S	EXITX
REAL ESTATE SERIES
LIFE SCIENCES SERIES		REAL ESTATE SERIES CLASS S	MNREX
LIFE SCIENCES SERIES	EXLSX	REAL ESTATE SERIES CLASS I	MNRIX

WORLD OPPORTUNITIES SERIES
WORLD OPPORTUNITIES SERIES CLASS A	EXWAX	EMERGING MARKETS SERIES
WORLD OPPORTUNITIES SERIES CLASS B		EMERGING MARKETS SERIES	MNEMX
WORLD OPPORTUNITIES SERIES CLASS Z
WORLD OPPORTUNITIES SERIES CLASS D
WORLD OPPORTUNITIES SERIES CLASS E

Investment Goals

Each of the Series’ investment goals as well as its principal investment policies and strategies with respect to the composition of their respective portfolios are described in the prospectus. The following sections provide more information about those principal policies and strategies as well as information about other policies and strategies.

For the Small Cap Series, World Opportunities Series, Financial Services Series, Core Bond Series, Core Plus Bond Series, Real Estate Series, Emerging Markets Series and Inflation Focus Equity Series, the investment goal is not fundamental and may be changed by the Board of Directors without shareholder approval. If there is a change in the goal of the Small Cap Series, World Opportunities Series, Financial Services Series, Core Bond Series, Core Plus Bond Series, Real Estate Series, Emerging Markets Series or Inflation Focus Equity Series, shareholders will be notified thirty (30) days prior to any such change and will be advised to consider whether the Series remains an appropriate investment in light of their then current financial position and needs. For the other Series, each Series’ investment goal is fundamental, which means that the investment goal of a Series may not be changed without the approval of a “majority of the outstanding voting securities” of such Series, as such term is defined in the Investment Company Act of 1940, as amended (“1940 Act”). The New York Tax Exempt Series has a fundamental investment policy of investing at least 80% of its net assets in securities the income from which is exempt from federal and New York income tax, including the Alternative Minimum Tax, under normal circumstances. The Ohio Tax Exempt Series has a fundamental investment policy of investing at least 80% of its net assets in securities the income from which is exempt from federal and Ohio income tax, including the Alternative Minimum Tax, under normal circumstances. The Diversified Tax Exempt Series has a fundamental investment policy of investing at least 80% of its net assets in securities the income from which is exempt from federal income tax, including the Alternative Minimum Tax, under normal circumstances. These fundamental investment policies may not be changed without the approval of a “majority of the outstanding voting securities” of the Series, as such term is defined in the 1940 Act.

The investment strategy of the Small Cap Series is to invest, under normal circumstances, at least 80% of its net assets in companies with small market capitalizations. The investment strategy of the Commodity Series is to invest, under normal circumstances, at least 80% of its net assets in commodity-based industries. The investment strategy of the Technology Series is to invest, under normal circumstances, at least 80% of its net assets in stocks of technology-based industries. The investment strategy of the High Yield Bond Series is to invest, under normal circumstances, at least 80% of its net assets in bonds that are rated below investment grade (junk bonds) and other securities, principally exchanged traded funds (ETFs), that are designed to track the performance of non-investment grade securities. The investment strategy of the Life Sciences Series is to invest, under normal circumstances, at least 80% of its net assets in stocks of companies involved in the life sciences and related industries. The investment strategy of the Financial Services Series is to invest, under normal circumstances, at least 80% of its net assets in securities of companies in the financial services and related industries. The investment strategy of the Core Bond Series is to invest, under normal circumstances, at least 80% of its net assets in investment grade bonds and other financial instruments with economic characteristics similar to bonds. The investment strategy of the Core Plus Bond Series is to invest, under normal circumstances, at least 80% of its net assets in bonds and other financial instruments with economic characteristics similar to bonds. The investment strategy of the Real Estate Series is to invest, under normal circumstances, at least 80% of its net assets in securities of companies that are principally engaged in the real estate industry. The investment strategy of the Emerging Markets Series is to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of emerging market companies. The investment strategy of the Inflation Focus Equity Series is to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Each of these Series will notify its shareholders at least sixty (60) days prior to any change in its respective 80% investment policy.

The Small Cap Series, International Series, World Opportunities Series, Core Bond Series, Core Plus Bond Series, Financial Services Series, Technology Series, Life Sciences Series, New York Tax Exempt Series, Ohio Tax Exempt Series, and Diversified Tax Exempt Series are diversified mutual funds. The Commodity Series, High Yield Bond Series, Global Fixed Income Series, Emerging Markets Series, Inflation Focus Equity Series and Real Estate Series are non-diversified.

Investment Policies and Risks

Except as explicitly stated otherwise, all investment policies of the Series are non-fundamental and may be changed by the Board of Directors without shareholder approval.

EQUITY INVESTMENTS

Common Stocks. Each Series, with the exception of the New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series (hereinafter collectively referred to as the “Tax Exempt Series”), Core Bond Series, Core Plus Bond Series, High Yield Bond Series, and Global Fixed Income Series, may purchase exchange-traded and over the counter (“OTC”) common stocks. The High Yield Bond Series, Global Fixed Income Series, Core Bond Series, and Core Plus Bond Series may acquire and hold common stocks temporarily if such investments are acquired in connection with the Series’ other investment activities. The Advisor expects to divest the High Yield Bond Series, Global Fixed Income Series, Core Bond Series, and Core Plus Bond Series of any common stocks they receive promptly after their acquisition. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Securities traded on OTC markets are not listed and traded on an organized exchange such as the New York Stock Exchange (“NYSE”). Generally, the volume of trading in an unlisted or OTC common stock is less than the volume of trading in an exchange-listed stock. As a result, the market liquidity of some stocks in which the Series invest may not be as great as that of exchange-listed stocks and, if the Series were to dispose of such stocks, the Series may have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Small and mid-size company securities. Under normal circumstances, the Small Cap Series will invest at least 80% of its net assets in securities of companies with small market capitalizations, defined, generally, as a company with a market capitalization of less than $3 billion at the time of purchase. In addition, each of the Series that may invest in equity securities may invest in small and mid-size companies. Securities of small companies often have only a small proportion of their outstanding securities held by the general public. They may have limited trading markets that may be subject to wide price fluctuations. Small and mid-size companies may have relatively small revenues and lack depth of management. Investments in such companies tend to be volatile and are therefore speculative. Small and mid-size companies may have a small share of the market for their products or services and they may provide goods or services to a regional or limited market. They may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, they may be developing or marketing new products or services for which markets are not yet established and may never become established. Such companies may have or may develop only a regional market for products or services and thus be affected by local or regional market conditions. Moreover, small and mid-size companies may have insignificant market share in their industries and may have difficulty maintaining or increasing their market share in competition with larger companies. Due to these and other factors, small and mid-size companies may suffer significant losses.

Depository Receipts. Each Series which may purchase common stock may purchase Depository Receipts. Depository Receipts represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depository. Depository Receipts are not necessarily denominated in the same currency as the underlying securities. American Depository Receipts (“ADRs”), are dollar-denominated Depository Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States. ADRs are subject to many of the risks associated with investing directly in foreign securities, which are described below.

Depository Receipts may be “sponsored” or “unsponsored.” Sponsored Depository Receipts are established jointly by a depository and the underlying issuer, whereas unsponsored Depository Receipts may be established by a depository without participation by the underlying issuer. Holders of unsponsored Depository Receipts generally bear all the costs associated with establishing unsponsored Depository Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depository Receipts.

Initial Public Offerings. Each Series, with the exception of the Real Estate Series, which may purchase common stock may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPOs”), and may at times dispose of those shares shortly after their acquisition. A Series’ purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Preferred Stocks. Each Series, with the exception of the Tax Exempt Series, may invest in preferred stocks. Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, although they may carry limited voting rights. Preferred stocks normally have preference over the corporation’s assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate and may entitle the holder to acquire the issuer’s stock by exchange or purchase for a predetermined rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Series can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

Convertible Securities. Each Series, with the exception of the Tax Exempt Series, may invest in securities that are convertible at either a stated price or a stated rate into underlying shares of common stock, thus enabling the investor to benefit from increases in the market price of the common stock. Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable.

Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities may be rated below investment grade (“high yield”) or not rated, and are subject to credit risk.

Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a Series’ ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because its conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants. Each Series (with the exception of the Global Fixed Income Series, Tax Exempt Series, Core Bond Series, and Core Plus Bond Series) may purchase warrants. Warrants acquired by a Series entitle it to buy common stock from the issuer at a specified price and time. Warrants may be considered more speculative than certain other types of investments because they (1) do not carry rights to dividends or voting rights with respect to the securities which the warrant entitles the holder to purchase, and (2) do not represent any rights in the assets of the issuer. Warrants purchased by the Series may or may not be listed on a national securities exchange. Except for the Real Estate Series, none of the Series are permitted to invest in warrants may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York Stock Exchange or the NYSE Amex Equities (“NYSE Amex”) (formerly known as the American Stock Exchange, or AMEX).

REITs. Each Series (with the exception of the Tax Exempt Series, Core Bond Series, and Core Plus Bond Series) may invest in shares of real estate investment trusts (“REITs”), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. These risks may include, but are not limited to, the following: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) or its failure to maintain exemption from registration under the 1940 Act). By investing in REITs indirectly through a fund, shareholders will bear not only the proportionate share of the expenses of the fund, but also, indirectly, similar expenses of underlying REITs.

Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

REITs, especially Mortgage REITs, are subject to interest rate risk. In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long term bonds. This may cause the price of REITs to decline, which may affect the price of a Series. Higher interest rates also increase the cost of financing for property purchases and improvements and may make financing more difficult to obtain. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by Mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and Equity REITs may be affected by the ability of tenants to pay rent. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties.

Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies.

Trust Certificates, Partnership Interests and Equity Participations. Each Series (with the exception of the Tax Exempt Series, Core Bond Series, and Core Plus Bond Series) may invest in equity securities that are interests in non-corporate entities. These securities, which include trust certificates, partnership interests and equity participations, have different liability and tax characteristics than equity securities issued by a corporation, and thus may present additional risks to the Series. However, the investment characteristics of these securities are similar to those of traditional corporate equity securities.

FIXED INCOME INVESTMENTS

Corporate Debt Obligations. Each Series may invest in corporate debt obligations issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

U.S. Government Securities. Each Series may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Treasury, which are backed by the full faith and credit of the U.S. Government, include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association (“Fannie Mae”), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks (“FHLB”), Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority, District of Columbia Armory Board and the Student Loan Marketing Association (“Sallie Mae”).

Obligations of U.S. Government agencies and instrumentalities such as Fannie Mae, FHLB, FHLMC and Sallie Mae are not supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others, such as Sallie Mae, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

A Series will invest in securities of such instrumentalities only when the Fund’s investment advisor, Manning & Napier Advisors, LLC (“MNA” or the “Advisor”), is satisfied that the credit risk with respect to any instrumentality is consistent with the Series’ goal and strategies.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the conclusion of 2012, the remaining U.S. Treasury commitment will then be fully available to be drawn per the terms of the SPAs. In December 2009, the U.S. Treasury also amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

Mortgage-Backed Securities. Each Series, except for the Tax Exempt Series, may invest in mortgage-backed securities, which represent an interest in a pool of mortgage loans. Some of these securities are issued or guaranteed by U.S. Government agencies or instrumentalities such as GNMA, Fannie Mae, and FHLMC. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the U.S. Government. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Each Series, except for the Tax Exempt Series and Real Estate Series, may also invest in private pass-through securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Each Series other than the Core Bond Series may invest in CMOs and REMICs without restriction as to any specific ratings agency security rating. The Core Bond Series may invest in CMOs and REMICs that are rated as investment grade by Standard & Poor’s Corporation (“S&P”) or Moody’s Investors Service (“Moody’s”). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuer’s general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series, which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates of other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

The privately issued mortgage-backed securities in which a Series invests are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.

Mortgage Dollar Rolls. Each Series, except for the Real Estate Series, may invest in mortgage dollar rolls. Mortgage dollar rolls are transactions in which a Series sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. A mortgage dollar roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potential reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed as a collateralized borrowing in which a Series pledges a mortgage-backed security to a counterparty to obtain cash. The counterparty with which a Series enters into a mortgage dollar roll transaction is not required to return the same securities as those originally sold by the Series, but rather only securities which are “substantially identical.” To be considered substantially identical, the securities returned to the Series generally must be of the same type, coupon, and maturity and meet the “good delivery guidelines” established by the Bond Market Association, which is a private trade association of dealers in debt securities. Notwithstanding a dealer’s compliance with the “good delivery guidelines,” a Series may assume some risk because the characteristics of the mortgage-backed securities delivered to the Series may be less favorable than the mortgage-backed securities the Series delivered to the dealer. If the broker-dealer to whom a Series sells the securities becomes insolvent, the Series’ right to repurchase the securities may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the securities may change adversely over the term of the mortgage dollar roll and that the securities a Series is required to repurchase may be worth less than the securities that the Series originally held. To avoid senior security concerns, a Series will “cover” any mortgage dollar roll as required by the 1940 Act.

Asset-Backed Securities. Each Series, except for the Tax Exempt Series and Real Estate Series, may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.

The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. Consequently, asset-backed securities are subject to call risk and extension risk (described below).

Collateralized Debt Obligations. Each Series, except for the Real Estate Series, may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Series as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Series may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

High Yield Securities. High yield securities are fixed income securities that are rated below BBB by S&P or Baa by Moody’s and are considered to be “below investment grade” because they are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The Global Fixed Income Series, World Opportunities Series, and Core Plus Bond Series may invest up to 20% of their assets in corporate debt securities rated below investment grade. The Emerging Markets Series, Inflation Focus Equity Series and Real Estate Series may invest up to 5% of its assets in debt securities rated below investment grade. Under normal circumstances, the High Yield Bond Series will invest at least 80% of its net assets in bonds rated below investment grade and similar investments. The High Yield Bond Series may invest up to 100% of its assets in corporate or government debt securities rated below investment grade. The Series may invest in securities with any rating, including those that have defaulted, are not rated, or have had their rating withdrawn.

Market prices of these securities may fluctuate more than higher rated securities and they are difficult to price at times because they are more thinly traded and less liquid securities. Market prices may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Securities in the lowest rating category may be in default. For these reasons, it is the Series’ policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Advisor’s own independent and ongoing review of credit quality. In the event the Global Fixed Income Series, World Opportunities Series, Emerging Markets Series, Inflation Focus Equity Series or Real Estate Series purchases an investment grade fixed income security that is subsequently downgraded to a high yield security, as discussed in this paragraph, the Advisor will review and take appropriate action, including no action, with regard to the security. Each Series will also seek to minimize risk by diversifying its holdings of high yield securities. For a description of the above ratings, see Appendix A.

Yankee Bonds. Each Series may invest in U.S. dollar-denominated instruments of foreign issuers who either register with the Securities and Exchange Commission or issue securities under Rule 144A of the 1933 Act (“Yankee bonds”). These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker’s acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Yankee bonds, as obligations of foreign issuers, are subject to the same types of risks discussed in “Foreign Securities” below. The Yankee bonds selected for a Series will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.

Obligations of Supranational Agencies. Currently, the High Yield Bond Series, Global Fixed Income Series, Core Bond Series, Core Plus Bond Series, Emerging Markets Series, Inflation Focus Equity Series and Real Estate Series may purchase securities issued or guaranteed by supranational agencies including, but not limited to, the following: Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Union and the European Investment Bank. For concentration purposes, supranational entities are considered an industry. Investment in these entities is subject to the Series’ other restrictions on investments in foreign securities described below.

Zero-Coupon Bonds. Each of the Series may invest in so-called “zero-coupon” bonds. Zero-coupon bonds are issued at a significant discount from face value and generally pay interest only at maturity rather than at intervals during the life of the security. Each Series is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the Series may have to sell investments to obtain cash needed to make income distributions. The discount in the absence of financial difficulties of the issuer decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

Inflation Protected Securities. The Inflation Focus Equity Series may invest in inflation protected securities, which are fixed income securities for which the principal and/or interest income paid is linked to inflation rates. They may be issued by the U.S. Treasury, foreign governments, or U.S. or foreign companies. The relationship between an inflation protected security and its associated inflation index affects both the sum the Series is paid when the security matures and the amount of interest that the security pays the Series. With inflation (a rise in the index), the principal of the security increases. With deflation (a drop in the index), the principal of the security decrease. Inflation protected securities pay interest at a fixed rate. Because the rate is applied to the adjusted principal, however, interest payments can vary in amount from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. At the maturity of a security, the Series receives the adjusted principal of the original principal, whichever is greater.

Variable and Floating Rate Instruments. Certain of the obligations that may be purchased by a Series may carry variable or floating rates of interest. These obligations may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rate on these securities may be reset daily, weekly, quarterly, or at some other interval, and it may have a floor or ceiling rate. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional and may be subject to termination if the issuer’s credit rating falls below investment grade or if the issuer fails to make payments on other debt. While most variable-rate demand securities allow a fund to exercise its demand rights at any time, some such securities may only allow a fund to exercise its demand rights at certain times, which reduces the liquidity usually associated with this type of security. A Series could suffer losses in the event that the demand feature provider, usually a bank, fails to meet its obligation to pay the demand.

Short-Term Investments. For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, each Series may depart from its investment goals and invest up to 100% of its assets in all types of money market instruments (including securities guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances issued by banks or savings and loan institutions deemed creditworthy by the Advisor, commercial paper rated A-1 by S&P or Prime-1 by Moody’s, repurchase agreements involving such securities and shares of other investment companies as permitted by applicable law) and may hold a portion of its assets in cash. For a description of the above ratings, see Appendix A.

Risks of Fixed Income Securities. Investments in fixed income securities may subject a Series to risks, including the following:

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s maturity and duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a Series to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Series will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a Series will suffer from the inability to invest in higher yield securities.

OTHER INVESTMENTS

Foreign securities. Except as noted, all of a Series’ policies regarding foreign securities discussed below are non-fundamental.

The International Series will, under normal circumstances, invest at least 65% of its total assets, and expects to be fully invested (excluding cash positions), in equity securities of foreign companies. The World Opportunities Series will invest at least 65% of its total assets in common stocks of companies domiciled in at least three different countries. Each of the International Series and World Opportunities Series may invest up to 100% of its assets in foreign securities. The Small Cap Series, Life Sciences Series, Technology Series, and Real Estate Series may not purchase foreign securities if as a result of the purchase of such securities more than 50% of a Series’ assets would be invested in foreign securities. The foregoing restrictions of the Small Cap, Life Sciences, Technology Series, and Real Estate Series shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market. Each of the Tax Exempt Series may not purchase foreign securities. Foreign debt securities may be denominated either in U.S. dollars or foreign currencies.

The Financial Services Series may invest up to 50% of its assets in foreign securities, including those that are not publicly traded in the United States. The Financial Services Series may invest without limit in equity securities of foreign issuers that are listed on a domestic securities exchange or are represented by ADRs that are listed on a domestic securities exchange or are traded in the United States on the over-the-counter market. Foreign debt securities may be denominated either in U.S. dollars or foreign currencies. The Core Bond Series may not invest in non-dollar denominated securities. The Core Plus Bond Series may invest up to 20% of its assets in non-dollar denominated securities, including securities issued by companies located in emerging markets. Each of the Core Bond Series, Core Plus Bond Series, and Financial Services Series will invest no more than 20% of its assets in securities issued by any one foreign government.

The Emerging Markets Series will normally invest at least 80% of its net assets in securities of emerging market companies. There are no prescribed limits on the geographic distribution of the Series’ investments, and the Series may focus its investments in only a few countries. The Series may invest up to 100% of its assets in foreign securities. Foreign securities may be denominated either in U.S. dollars or foreign currencies. The Inflation Focus Equity Series may invest up to 100% of its assets in foreign securities, including those that are not publicly traded in the United States. There are no prescribed limits on the geographic distribution of the Series’ investments, and the Series may focus its investments in only a few countries. Foreign securities may be denominated either in U.S. dollars or foreign currencies.

The restrictions set forth in this paragraph are fundamental policies that cannot be changed without the approval of a majority of the outstanding voting securities of the Series, as defined in the 1940 Act. The World Opportunities Series may invest up to 35% of its total assets in corporate debt securities of foreign issuers and in obligations issued by foreign governments or their respective agencies and instrumentalities. The Small Cap Series, Commodity Series, Technology Series, High Yield Bond Series, International Series, Life Sciences Series, and World Opportunities Series will invest no more than 25% of their assets in securities issued by any one foreign government. The Global Fixed Income Series will, under normal circumstances, have at least 65% of the value of its total assets invested in fixed income securities of issuers located in three or more countries. The Commodity Series may invest up to 100% and the High Yield Bond Series may invest up to 50% of their assets in foreign securities which are not publicly traded in the United States. Each Series that may invest in equity securities may invest without limit in equity securities of foreign issuers that are listed on a domestic securities exchange or are represented by ADRs that are listed on a domestic securities exchange or are traded in the United States on the over-the-counter market. Foreign debt securities may be denominated either in U.S. dollars or foreign currencies.

There are risks in investing in foreign securities not typically involved in domestic investing. An investment in foreign securities may be affected by changes in currency rates and in exchange control regulations. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. There is frequently less government regulation of foreign issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. There may also be imposition of withholding taxes. Foreign financial markets may have less volume and longer settlement periods than U.S. markets, which may cause liquidity problems for a Series. In addition, costs associated with transactions on foreign markets are generally higher than for transactions in the U.S. The policies of the Global Fixed Income Series, Core Plus Bond Series, Emerging Markets Series, and Inflation Focus Equity Series under which they have no limit on the amount they may invest in any one country may involve a higher degree of risk than if the Series were more diversified among countries. The special risks associated with investing in a small number of countries include a greater effect on portfolio holdings of country-specific economic factors, currency fluctuations, and country-specific social or political factors. These risks generally are greater for investments in securities of companies in emerging markets, which are usually in the initial stages of their industrialization cycle.

Obligations of foreign governmental entities are subject to various types of governmental support and may or may not be supported by the full faith and credit of a foreign government.

A Series’ investments in emerging markets can be considered speculative, and therefore may offer greater potential for gains and losses than investments in developed markets of the world. Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. With respect to any emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also may have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a Series’ investments are denominated relative to the U.S. dollar will affect the Series’ net asset value (“NAV”). Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Series’ securities are quoted would reduce the Series’ NAV per share.

Commodity securities. The Commodity Series concentrates its investments in the securities of companies in commodity-based industries. Under normal circumstances, the Commodity Series will invest at least 80% of its net assets in securities of companies in commodity-based industries. The special risk associated with investing in commodity-based industries is that earnings and dividends are greatly affected by changes in the prices of, and in supply and demand for, certain commodities. Prices as well as supply and demand factors can fluctuate significantly over a short period of time due to such factors as: policies of commodity cartels; changes in international politics; the regulatory environment; governmental subsidy and tax policies; weather; and the economic growth and political stability of countries which produce or consume large amounts of various commodities.

Technology securities. The Technology Series concentrates its investments in the securities of companies in technology-based industries. Under normal circumstances, the Technology Series will invest at least 80% its net assets in securities of companies in technology-based industries. Earnings prospects of these companies may be particularly uncertain or volatile for a variety of reasons. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. These companies may also have limited product lines, market or financial resources, or they may be dependent upon a limited management group. Products and services they offer may not prove to be commercially successful or may be rendered obsolete by advances in science and technology. Prices of technology company stocks often change collectively without regard to the merits of individual companies. In addition, biotechnology companies may be subject to extensive regulatory requirements causing considerable expense and delay. These industries are also characterized by competition and rapid technological developments that may make a company’s products or services obsolete in a short period of time. Hence, such stocks may exhibit relatively high price volatility and involve a high degree of risk.

Life sciences securities. The Life Sciences Series concentrates its investments in the securities of companies involved in the life sciences industry. Under normal circumstances, the Life Sciences Series will invest at least 80% of its net assets in securities of companies involved in the life sciences industry. Earnings prospects of these companies may be uncertain or volatile for a variety of reasons. For example, the life sciences industry is subject to substantial government regulation and, in some instances, funding or subsidies. Accordingly, changes in government policies or regulations could have a material effect on the demand and/or supply of products and services. Also, life sciences companies may be subject to extensive regulatory requirements that may cause considerable expense and delay. In addition, scientific and technological advances present the risk that products and services may be subject to rapid obsolescence. Moreover, there may be significant liability risks associated with medical or environmental products and services. Further, companies in this sector face the risks associated with developing and commercializing new products, including uncertainty in timing and the possibility of failure.

Financial services securities. The Financial Services Series concentrates its investments in the securities of companies in the financial services industry. Under normal circumstances at least 80% of the Series’ net assets will be invested in securities of companies in the financial services industry. Earnings prospects of these companies may be uncertain or volatile for a variety of reasons. These companies may be subject to uncertainties from changes in: interest rates; the rate of inflation; the quality of their loan or investment portfolios; government policies involving regulation or taxation; the ability or willingness of consumers, companies, and governments to repay loans; and the economic growth and political stability of outstanding debtor nations. Certain financial services companies may also have limited product lines, markets or financial resources, or they may be dependent upon a limited management group or be affected by severe price competition.

Real estate securities. The Real Estate Series concentrates its investments in the securities of companies in the real estate industry. Under normal circumstances, the Real Estate Series will invest at least 80% of its assets in securities of companies that are principally engaged in the real estate industry. These companies include those directly engaged in the real estate industry as well as in industries serving and/or related to the real estate industry. Examples of companies in which the Real Estate Series may invest include those in the following areas: real estate investment trusts (REITs), real estate operating companies (REOCs), real estate developers and brokers, building suppliers, and mortgage lenders.

REOCs are corporations that engage in the development, management or financing of real estate. REOCs are publicly traded real estate companies that are taxed at the corporate level, unlike REITs. Because REOCs reinvest earnings rather than distribute dividends to unit holders, they do not get the same benefits of lower corporate taxation that are a common characteristic of REITs. The value of the Series’ REOC securities generally will be affected by the same factors that adversely affect a REIT. For more information about REITs, see “REITs.”

Although the Real Estate Series may not invest directly in real estate, concentration in securities of companies that are principally engaged in the United States real estate industry exposes the Series to special risks associated with the direct ownership of real estate, and an investment in the Series will be closely linked to the performance of the real estate markets. These risks may include, but are not limited to, the following: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.

Tax-exempt securities. The New York Tax Exempt Series has a fundamental investment policy of investing at least 80% of its net assets in securities the income from which is exempt from federal and New York income tax, including the Alternative Minimum Tax (“AMT”), under normal circumstances. The Ohio Tax Exempt Series has a fundamental investment policy of investing at least 80% of its net assets in securities the income from which is exempt from federal and Ohio income tax, including AMT, under normal circumstances. The Diversified Tax Exempt Series has a fundamental investment policy of investing at least 80% of its net assets in securities the income from which is exempt from federal income tax, including AMT, under normal circumstances.

Each Tax Exempt Series will not invest more than 25% of its total assets in any industry. Governmental issuers of tax-exempt securities are not considered part of any “industry”. However, tax-exempt securities backed only by the assets and revenues of nongovernmental users may for this purpose (and for the diversification purposes discussed above) be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to such obligations.

In general, the secondary market for tax-exempt securities is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the Series to buy and sell securities may, at any particular time and with respect to any particular securities, be limited.

It is nonetheless possible that a Tax Exempt Series may invest more than 25% of its assets in a broader segment of the market (but not in one industry) for tax-exempt securities, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or transportation revenue obligations. This would be the case only if the Advisor determined that the yields available from obligations in a particular segment of the market justified the additional risks associated with such concentration. Although such obligations could be supported by the credit of governmental users or by the credit of nongovernmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of issuers (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all tax-exempt securities in such a market segment.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment in part upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction, a sufficient level of occupancy, sound management, adequate rent to cover operating expenses, changes in applicable laws and governmental regulations and social and economic trends.

Health care facilities include life care facilities, nursing homes and hospitals. Bonds to finance these facilities are issued by various authorities. The bonds are typically secured by the revenues of each facility and not by state or local government tax payments. The projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure future liabilities. Life care facilities and nursing homes may be affected by regulatory cost restrictions applied to health care delivery in general, restrictions imposed by medical insurance companies and competition from alternative health care or conventional housing facilities. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital’s income available to service its debt may be influenced by demand for hospital services, management capabilities, the service area economy, efforts by insurers and government agencies to limit rates and expenses, competition, availability and expense of malpractice insurance, and Medicaid and Medicare funding.

In recent years, nationally recognized rating organizations have reduced their ratings of a substantial number of the obligations of issuers in the health care sector of the tax-exempt securities market. Reform of the health care system is a topic of increasing discussion in the United States, with proposals ranging from reform of the existing employer-based system of insurance to a single-payer, public program. Depending upon their terms, certain reform proposals could have an adverse impact on certain health care sector issuers of tax-exempt securities.

Risk Factors Relating to New York and Ohio Tax Exempt Securities

New York and Ohio Tax Exempt Securities are municipal securities issued by or on behalf of, the States of New York and Ohio, respectively, or their counties, municipalities, authorities or other subdivisions. The New York and Ohio Tax Exempt Series are state-specific municipal funds that invest substantially all of their assets in such New York and Ohio municipal securities, respectively.

Securities of state-specific municipal funds are subject to the same general risks associated with other municipal funds’ securities. The ability of a state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and demographic conditions within the state; and the underlying fiscal condition of the state and its municipalities. For example, the ability of issuers to pay interest on, and repay principal of, municipal securities of a given state may be affected by: (1) amendments to the state’s Constitution and related statutes that limit the taxing and spending authority of the state’s government entities; (2) voter initiatives; (3) civil actions; (4) a wide variety of state laws and regulations; (5) natural disasters, such as earthquakes, floods, droughts, wildfires and hurricanes, and terrorist attacks; and (6) the general financial condition of the state. Accordingly, a fund that invests primarily in securities issued by a single state and its political subdivisions provides a greater level of risk than a fund that is diversified across numerous states and municipal entities.

Municipal securities that are payable only from the revenues derived from a particular facility may be adversely affected by a state’s laws or regulations that make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal. For example, laws and regulations that limit the amount of fees, rates or other charges that may be imposed for use of the facility or that increase competition among facilities of that type or that limit or otherwise have the effect of reducing the use of such facilities may have the effect of reducing the revenues generated by the particular facility. Municipal securities, the payment of interest and principal on which is insured, in whole or in part, by a state governmentally created fund, may be adversely affected by state laws or regulations that restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of predicting (a) which specific municipal securities a state-specific municipal fund will invest in from time to time; and (b) the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations in a given state, it is not presently possible to determine the impact of such laws and regulations on the securities in which a state-specific municipal fund may invest or on the shares of the state-specific municipal fund. In addition, the Fund cannot predict what legislation, if any, may be proposed in a state’s legislature in regards to the state personal income tax status of the interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of municipal securities for investment by a Series and the value of the Series’ investments.

The Tax Exempt Series will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes, and the Adviser will not independently verify that opinion. Subsequent to a Series’ acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by a Series as “exempt-interest dividends” could be adversely affected, subjecting the Series’ shareholders to increased federal income tax liabilities. The IRS also may determine that a municipal bond issued as tax-exempt should in fact be taxable. If a Series held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable income previously distributed as exempt-interest dividends. Distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be subject to capital gains taxes.

Derivative Securities. Each Series may from time to time, in accordance with its respective investment policies, purchase certain “derivative” securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates, or indices, and include, but are not limited to, futures, options, swaps, index-linked notes, foreign currency exchange contracts, structured notes, and certain asset-backed and mortgage-backed securities.

Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Series will be unable to sell a derivative security when it wants to because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

The Advisor will evaluate the risks presented by the derivative securities purchased by a Series, and will determine, in connection with its day-to-day management of the Series, how they will be used in furtherance of the Series’ investment objectives. It is possible, however, that the Advisor’s evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that a Series will, because of the risks discussed above, incur loss as a result of their investments in derivative securities. For more information about the Series’ use of derivatives, see “Derivative Transactions” below.

The High Yield Bond Series, Core Bond Series and Core Plus Bond Series may invest in “index total return swaps” and/or “index-linked notes” to provide exposure to the high yield bond market. The Real Estate Series also may invest in “index total return swaps” and/or “index-linked notes”. An index total return swap is a contract entered into by the Series and a counterparty whereby the Series agrees to deliver a particular income stream to the counterparty in exchange for a corresponding income stream that will replicate the performance of a benchmark of high yield bonds. Index-linked notes are securities issued by an entity (i.e. a U.S. Agency) whose coupon or principal repayment is dependent upon the total return of given fixed income index (e.g. the Barclays Capital High Yield Index). It is anticipated that a portion of the assets of the High Yield Bond Series, Core Bond Series and Core Plus Bond Series will be invested in one or both of the aforementioned derivatives.

In the case of the index-linked note, a Series is subject to the credit risk of the issuing entity. A Series is also subject to the risk that the swap, and to a lesser extent the index-linked note, is not liquid, and that interest payments from the counterparty and the coupon/principal repayments of the index linked note are subject to the performance of the underlying benchmark.

Hybrid Instruments. The Core Bond Series and Core Plus Bond Series may invest in certain types of hybrid instruments, which are a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Series to the credit risk of the issuer of the hybrids.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. A commodity-linked note pays a return linked to the performance of a commodity or basket of commodities over a defined period. On the maturity date, the note pays the initial principal amount plus return, if any, based on the percentage change in the underlying commodity (or basket). Commodity linked investments may be more volatile and less liquid than the underlying instruments or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates. The Series will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Series’ investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Swap Agreements. Each Series may invest in swap agreements. Swap agreements are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

Swap agreements can be structured to increase or decrease a Series’ exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a Series’ exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a Series agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease a Series’ exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a Series’ investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a Series, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a Series, a Series must be prepared to make such payments when they are due. In order to help minimize risks, a Series will earmark on the books of the Series or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require a Series to earmark or segregate assets in the amount of the accrued amounts owed under the swap.

DERIVATIVE TRANSACTIONS

With the exception of the Commodity Series, High Yield Bond Series and Global Fixed Income Series, all of a Series’ policies regarding options discussed below are non-fundamental.

In General. Each Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series’ portfolios, that is, to reduce the overall level of risk that normally would be expected to be associated with their investments. Each Series may write covered call options on common stocks (fixed income securities in the case of the Global Fixed Income Series, High Yield Bond Series, Core Bond Series, and Core Plus Bond Series); may purchase and sell (on a secured basis) put options; and may engage in closing transactions with respect to put and call options. Each Series also may purchase forward foreign currency exchange contracts to hedge currency exchange rate risk. In addition, each Series is authorized to purchase and sell stock index futures contracts and options on stock index futures contracts. Each Series is also authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes; nevertheless, there are risks associated with these strategies as described below.

Options on Securities. As a means of protecting its assets against market declines, and in an attempt to earn additional gain, each Series may write covered call option contracts on its securities and may purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written.

When a Series writes a call option on securities which it owns, it gives the purchaser of the option the right to buy the securities at an exercise price specified in the option at any time prior to the expiration of the option. If any option is exercised, a Series will realize the gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received on the sale of the option. By writing a covered call option, a Series may forego, in exchange for the net premium, the opportunity to profit from an increase in the price of the underlying security above the option’s exercise price. A Series will have kept the risk of loss if the price of the security declines, but will have reduced the effect of that risk to the extent of the premium it received when the option was written.

A Series will write only covered call options which are traded on national securities exchanges. Currently, call options on stocks may be traded on the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Call options are issued by the Options Clearing Corporation (“OCC”), which also serves as the clearinghouse for transactions with respect to standardized or listed options. The price of a call option is paid to the writer without refund on expiration or exercise, and no portion of the price is retained by OCC or the exchanges listed above. Writers and purchasers of options pay the transaction costs, which may include commissions charged or incurred in connection with such option transactions.

A call option is considered to be covered if the option writer owns the security underlying the call or has an absolute and immediate right to acquire that security without payment of additional cash consideration (or for additional cash consideration held in a separate account) upon conversion or exchange of other securities. A call option is also considered to be covered if the writer holds on a unit-for-unit basis a call on the same security as the call written, has the same expiration date and the exercise price of the call purchased is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash or other liquid securities in a separate account, and marked-to-market daily. A Series will not sell (uncover) the securities against which options have been written until after the option period has expired, the option has been exercised or a closing purchase has been executed.

Options written by a Series will have exercise prices which may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the market price of the underlying security at the time the options are written. However, a Series generally will not write so-called “deep-in-the-money” options.

The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, dividend yield and interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

If a call option written by a Series expires unexercised, the Series will realize a gain in the amount of the premium on the option, less all commissions paid. Such a gain, however, may be offset by a decline in the value of the underlying security during the option period. If a call option written by a Series is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security (exercise price minus commission) plus the amount of the premium on the option, less all commissions paid.

Call options may also be purchased by a Series, but only to terminate (entirely or in part) a Series’ obligation as a writer of a call option. This is accomplished by making a closing purchase transaction, that is, the purchase of a call option on the same security with the same exercise price and expiration date as specified in the call option which had been written previously. A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of the writer of a call option. A Series may enter into a closing purchase transaction, for example, to realize a profit on an option it had previously written, to enable it to sell the security which underlies the option, to free itself to sell another option or to prevent its portfolio securities from being purchased pursuant to the exercise of a call. A Series may also permit the call option to be exercised. A closing transaction cannot be effected with respect to an optioned security once a Series has received a notice that the option is to be exercised.

The cost to a Series of such a closing transaction may be greater than the net premium received by a Series upon writing the original call option. A profit or loss from a closing purchase transaction will be realized depending on whether the amount paid to purchase a call to close a position is less or more than the amount received from writing the call. Any profit realized by a Series from the execution of a closing transaction may be partly or completely offset by a reduction in the market price of the underlying security.

A Series may also write secured put options and enter into closing purchase transactions with respect to such options. A Series may write secured put options on national securities exchanges to obtain, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A put option gives the purchaser of the option the right to sell, and the writer has the obligation to buy, the underlying security at the stated exercise price during the option period. The secured put writer retains the risk of loss should the market value of the underlying security decline below the exercise price of the option. During the option period, the writer of a put option may be required at any time to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects is substantially identical to that of call options. The Fund will earmark or segregate cash or liquid assets equal to the amount of the Series’ assets that could be required to consummate the put options. If the value of such assets declines, additional cash or assets will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Series.

A Series may write secured put options when the Advisor wishes to purchase the underlying security for a Series’ portfolio at a price lower than the current market price of the security. In such event a Series would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. The potential gain on a secured put option is limited to the income earned on the amount held in liquid assets plus the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction) and income earned on the amount held in liquid assets.

A Series may purchase put options on national securities exchanges in an attempt to hedge against fluctuations in the value of its portfolio securities and to protect against declines in the value of individual securities. Purchasing a put option allows the purchaser to sell the particular security covered by the option at a certain price (the “exercise price”) at any time up to a specified future date (the “expiration date”).

Purchase of a put option creates a “hedge” against a decline in the value of the underlying security by creating the right to sell the security at a specified price. Purchase of a put option requires payment of a premium to the seller of that option. Payment of this premium necessarily reduces the return available on the individual security should that security continue to appreciate in value. In return for the premium paid, a Series protects itself against substantial losses should the security suffer a sharp decline in value. In contrast to covered call option writing, where the writer obtains greater current income at the risk of foregoing potential future gains, the purchaser of a put option is in effect foregoing current income in return for reducing the risk of potential future losses.

A Series may purchase put options as a means of “locking in” profits on securities held in the portfolio. Should a security increase in value from the time it is initially purchased, a Series may seek to lock in a certain profit level by purchasing a put option. Should the security thereafter continue to appreciate in value the put option will expire unexercised and the total return on the security, if it continues to be held by a Series, will be reduced by the amount of premium paid for the put option. At the same time, a Series will continue to own the security, and should the security decline in value below the exercise price of the put option, a Series may elect to exercise the option and “put” or sell the security to the party that sold the put option to that Series at the exercise price. In this case, a Series would have a higher return on the security than would have been possible if a put option had not been purchased.

Risk Factors and Certain Other Factors Relating to Options. Positions in options on securities may be closed only by a closing transaction, which may be made only on an exchange which provides a liquid secondary market for such options. Although a Series will write options only when the Advisor believes a liquid secondary market will exist on an exchange for options of the same security, there can be no assurance that a liquid secondary market will exist for any particular security option. If no liquid secondary market exists respecting an option position held, a Series may not be able to close an option position, which will prevent that Series from selling any security position underlying an option until the option expires and may have an adverse effect on its ability effectively to hedge its security positions. A secured put option writer who is unable to effect a closing purchase transaction would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a Series would be unable to use the cash or liquid assets held as security for the put option for other investment purposes until the exercise or expiration of the option.

Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading; (ii) restrictions that may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions that may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances that may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not be adequate to handle unusual trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or particular classes or series of contracts), in which event the secondary market on that exchange would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with timely execution of customers’ orders.

Each of the exchanges on which options on securities are traded has established limitations on the number of options which may be written by any one investor or group of investors. These limitations apply regardless of whether the options are written in different accounts or through different brokers. It is possible that a Series and certain other accounts managed by the Advisor may constitute such a group. If so, the options positions of the Series may be aggregated with those of other clients of the Advisor.

If a Series writes an over-the-counter (“OTC”) option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Series would have the absolute right to repurchase that OTC option. This formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the marked price of the underlying security (“in-the-money”). For an OTC option a Series writes, it will treat as illiquid (for purposes of the net asset limitation on illiquid securities) an amount of assets used to cover written OTC options, equal to the formula price for the repurchase of the OTC option less the amount by which the OTC option is “in-the-money”. In accordance with the SEC’s current position, a Series will generally also treat as illiquid any OTC option held by it. The Real Estate Series does not intend to purchase OTC options.

Although the OCC has stated that it believes (based on forecasts provided by the exchanges on which options are traded), that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and although each exchange has advised the OCC that it believes that its facilities will also be adequate to handle reasonably anticipated volume, there can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render certain of these facilities inadequate and thereby result in the institution of special trading procedures or restrictions.

A Series will pay brokerage and other transaction costs to write and purchase options on securities, including any closing transactions, which the Series may execute. Therefore, frequent writing and/or purchasing of options may increase the transaction costs borne by a Series.

Stock Index Futures Contracts and Options on Stock Index Futures Contracts. Each Series may enter into stock index futures contracts to provide: (i) a hedge for a portion of the Series’ portfolio; (ii) a cash management tool; or (iii) an efficient way to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Series may also use stock index futures as a substitute for comparable market position in the underlying securities. Although techniques other than the sale and purchase of stock index futures contracts could be used to adjust the exposure or hedge a Series’ portfolio, a Series may be able to do so more efficiently and at a lower cost through the use of stock index futures contracts.

A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of a stock index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of a stock index is commonly referred to as selling a contract or holding a short position. A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Series intend to purchase and sell futures contracts on the stock index for which they can obtain the best price with consideration also given to liquidity.

The Series will not enter into a stock index futures contract or option thereon if, as a result thereof, the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute “bona fide hedging” under Commodity Futures Trading Commission (“CFTC”) rules would exceed 5% of the liquidation value of the Series’ total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series’ portfolio. A Series will comply with guidelines established by the Securities and Exchange Commission (“SEC”) with respect to the covering of obligations under futures contracts and will earmark or segregate cash or liquid assets in the amount prescribed.

Unlike the purchase or sale of an equity security, no price is paid or received by a Series upon the purchase or sale of a stock index futures contract. Upon entering into a futures contract, a Series would be required to deposit into a separate account in the name of the futures broker an amount of cash or liquid securities known as “initial margin.” This amount is required by the rules of the exchanges and is subject to change. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures margin does not involve the borrowing of funds by the Series to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Series upon termination of the futures contract, assuming all contractual obligations have been satisfied.

Subsequent payments, called “variation margin”, to and from the futures broker, are made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market”. For example, when the Series has purchased a stock index futures contract and the price of the underlying stock index has risen, that futures position will have increased in value and a Series will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Series has purchased a stock index futures contract and the price of the stock index has declined, the position would be less valuable and the Series would be required to make a variation payment to the broker.

The loss from investing in futures transactions is potentially unlimited. To limit such risk, a Series will not enter into stock index futures contracts for speculation and will only enter into futures contracts which are traded on established futures markets. A Series may purchase or sell stock index futures contracts with respect to any stock index, but the Advisor anticipates that it will sell stock index futures contracts with respect to indices whose movements will, in its judgment, have a significant correlation with movements in the prices of the Series’ portfolio securities.

Closing out an open stock index futures contract sale or purchase is effected by entering into an offsetting stock index futures contract purchase or sale, respectively, for the same aggregate amount of identical underlying with the same delivery date. If the offsetting purchase price is less than the original sale price, the Series realizes a gain; if it is more, the Series realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Series realizes a gain; if it is less, the Series realizes a loss. If the Series is not able to enter into offsetting transactions, the Series will continue to be required to maintain the margin deposits on the stock index futures contract.

A Series may elect to close out some or all of its futures positions at any time prior to expiration. The purpose of making such a move would be either to reduce equity exposure represented by long futures positions or increase equity exposure represented by short futures positions. A Series may close its positions by taking opposite positions which would operate to terminate its position in the stock index futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid or released to the Series, and the Series would realize a loss or a gain.

Stock index futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although a Series intends to purchase or sell stock index futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist at any particular time. Accordingly, it might not be possible to close a stock index futures contract, and in the event of adverse price movements, the Series would continue to be required to make daily cash payments of variation margin. However, in the event stock index futures contracts have been used to hedge portfolio securities, the Series would continue to hold securities subject to the hedge until the stock index futures contracts could be terminated. In such circumstances, an increase in the price of the securities, if any, might partially or completely offset losses on the stock index futures contract. However, as described below, there is no guarantee that the price of the securities will, in fact, correlate with price movements in the futures contract and thus provide an offset to losses on a stock index futures contract.

There are several risks in connection with the use by a Series of stock index futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by entering into stock index futures contracts on indices whose movements, in its judgment, will have a significant correlation with movements in the prices of the Series’ portfolio securities sought to be hedged.

Successful use of stock index futures contracts by a Series for hedging purposes also depends on the Advisor’s ability to correctly predict movements in the direction of the market. It is possible that, when a Series has sold futures to hedge its portfolio against a decline in the market, the index or indices on which the futures are written might advance and the value of securities held in the Series’ portfolio might decline. If this were to occur, the Series would lose money on the futures and also would experience a decline in value in its portfolio securities. However, while this might occur to a certain degree, the Advisor believes that over time the value of the Series’ portfolio will tend to move in the same direction as the securities underlying the futures, which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that if the Series were to hedge against the possibility of a decline in the market (adversely affecting stocks held in their portfolios) and stock prices instead increased, the Series would lose part or all of the benefit of increased value of those stocks that they had hedged, because they would have offsetting losses in their futures positions. In addition, in such situations, if a Series had insufficient cash, it might have to sell securities to meet its daily variation margin requirements. Such sales of securities might be, but would not necessarily be, at increased prices (which would reflect the rising market). Moreover, a Series might have to sell securities at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the stock index futures contracts and the portion of the portfolio to be hedged, the price movements in the futures contracts might not correlate perfectly with price movements in the underlying stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close stock index futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the stock index and movements in the prices of stock index futures contracts, even a correct forecast of general market trends by the Advisor might not result in a successful hedging transaction over a very short time period.

Options on futures give the purchaser the right, in return for a premium paid, to assume a position in a futures contract (a long position if a call option and a short position if a put option), rather than to purchase or sell the stock index futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash.

A Series may seek to close out an option position on an index by writing or buying an offsetting option covering the same index or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. See “Risk Factors and Certain Other Factors Relating to Options” above for possible reasons for the absence of a liquid secondary market on an exchange.

Futures on Securities. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. Futures contracts by law are not permitted on municipal securities but are traded on government securities, broad-based indexes of securities, and certain corporate equity securities (single stock futures). By purchasing futures on securities, the Fund will legally obligate itself to accept delivery of the underlying security and pay the agreed price; by selling futures on securities, it will legally obligate itself to make delivery of the security against payment of the agreed price. Open futures positions on securities are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board of Directors.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Series’ futures contracts on securities will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the Series to do so. However, the loss from investing in futures transactions is potentially unlimited. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline in a particular foreign currency against the U.S. dollar or another foreign currency, each Series is authorized to enter into forward foreign currency exchange contracts. In addition, each Series is authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts, options on such futures contracts, and options on foreign currencies in order to protect against uncertainty in the future levels of currency exchange rates.

Forward Foreign Currency Exchange Contracts. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Series to establish a rate of exchange for a future point in time. A Series may enter into forward foreign currency exchange contracts when deemed advisable by the Advisor under only two circumstances.

First, when entering into a contract for the purchase or sale of a security in a foreign currency, a Series may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency. This hedging technique is known as “transaction hedging”.

Second, when the Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Series may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This hedging technique is known as “position hedging”. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Series will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

Each Series will earmark on the books of the Fund or segregate cash or liquid securities equal to the amount of that Series’ assets that would be required to consummate forward contracts entered into under the second circumstance, as set forth above. For the purpose of determining the adequacy of the securities, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be earmarked or segregated daily so that the value will equal the amount of such commitments by such Series.

Currency Futures Contracts and Options on Futures Contracts. Each Series is authorized to purchase and sell currency futures contracts and options thereon. Currency futures contracts involve entering into contracts for the purchase or sale for future delivery of foreign currencies. A “sale” of a currency futures contract (i.e., short) means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A “purchase” of a futures contract (i.e., long) means the acquisition of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of portfolio securities held by the Series or adversely affect the prices of securities which the Series intend to purchase at a later date. The loss from investing in futures transactions is potentially unlimited. To minimize this risk, such instruments will be used only in connection with permitted transaction or position hedging and not for speculative purposes. A Series will not enter into a currency futures contract or option thereon, if as a result thereof, the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute “bona fide hedging” under CFTC rules will exceed 5% of the liquidation value of the Series’ total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series’ portfolio. A Series will comply with guidelines established by the SEC with respect to covering of obligations under futures contracts and will earmark on the books of the Fund or segregate cash and/or liquid securities in a separate account in the amount prescribed.

Although each Series intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. In addition, due to the risk of an imperfect correlation between securities in the Series’ portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective. For example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of the gains on the portfolio securities that were the subject of such hedge.

Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained for such contract. Although futures contracts typically require actual delivery of and payment for financial instruments or currencies, the contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, a Series realizes a gain; if it is more, a Series realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Series realizes a gain; if it is less, a Series realizes a loss. Transaction costs must also be included in these calculations. There can be no assurance, however, that a Series will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Series is not able to enter into an offsetting transaction, a Series will continue to be required to maintain the margin deposits on the contract. The ability to establish and close out positions on such options is dependent on the existence of a liquid secondary market. It is not certain that a liquid market will exist for any particular futures contracts. See “Risk Factors and Certain Other Factors Relating to Options” above for possible reasons for the absence of a liquid secondary market on an exchange.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if a call option and a short position if a put option) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if a call option and a long position if a put option). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Call options sold by a Series with respect to futures contracts will be covered by, among other things, entering into a long position in the same contract at a price no higher than the strike price of the call option, or by ownership of the instruments underlying the futures contract, or by earmarking on the books of the Fund or segregating cash or liquid securities in an amount sufficient to fulfill the obligations undertaken by the futures contract. A put option sold by a Series is covered when, among other things, cash or liquid assets are earmarked on the books of the Series or placed in a segregated account to fulfill the obligations undertaken.

Foreign Currency Options. Each Series, except for the Tax Exempt Series, is authorized to purchase and write put and call options on foreign currencies. A call option is a contract whereby the purchaser, in return for a premium, has the right, but not the obligation, to buy the currency underlying the option at a specified price during the exercise period. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the exercise period, to deliver the underlying currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying currency at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying currency at the exercise price. A Series will use currency options only to hedge against the risk of fluctuations of foreign exchange rates related to securities held in its portfolio or which it intends to purchase, and to earn a higher return by receiving a premium for writing options. Options on foreign currencies are affected by all the factors that influence foreign exchange rates and investments generally.

Risks Associated with Hedging Strategies. There are risks associated with the hedging strategies described above, including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor to accurately predict movements in the prices of individual securities, fluctuations in domestic and foreign markets and currency exchange rates, and movements in interest rates; (2) there may be an imperfect correlation between the changes in market value of the securities held by the Series and the prices of currency contracts, options, futures and options on futures; (3) there may not be a liquid secondary market for a currency contract, option, futures contract or futures option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations, particularly requirements for qualification as a “regulated investment company” under the Code, may restrict trading in forward currency contracts, options, futures contracts and futures options.

Even a small investment in derivative contracts can have a big impact on stock market, currency and interest rate exposure. Derivatives can also make a Series less liquid and harder to value, especially in declining markets.

OTHER INVESTMENT POLICIES

Repurchase Agreements. Each Series may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, the Series purchases securities (“collateral”) from various financial institutions such as a bank or broker-dealer (a “seller”) which the Advisor deems to be creditworthy, subject to the seller’s agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Series plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities).

The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Series’ custodian either directly or through a securities depository. Default by the seller would, however, expose the Series to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities.

Investment Companies. Investment company securities are securities of other open-end or closed-end investment companies or unit investment trusts. The 1940 Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a Series’ total assets in any one investment company and no more than 10% in any combination of investment companies. These limitations do not apply to a Series’ investments in money market funds. To the extent a Series invests a portion of its assets in investment companies, those assets will be subject to the risks of the purchased investment company’s portfolio securities. The Series also will bear its proportionate share of the expenses of the purchased investment company in addition to its own expenses. Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or the only manner in which an international, emerging markets, or global fund can invest in the securities markets of those countries.

Investments in closed-end investment companies may involve the payment of substantial premiums above the NAV of such issuer’s portfolio securities and are subject to limitations under the 1940 Act. A Series also may incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a “passive foreign investment company.”

Exchange-traded funds (“ETFs”) are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts (“UITs”). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

The following two paragraphs apply to all the Series with the exception of the Commodity Series, Global Fixed Income Series, and High Yield Bond Series.

Each Series may invest in securities issued by other investment companies only to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time. A Series may invest in investment companies managed by the Advisor or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by rule, regulation or order of the SEC. The Series do not intend to invest in other investment companies, except money market funds, unless, in the judgment of the Advisor, the potential benefits of such investments exceed the associated costs (which include any investment advisory fees charged by the investment companies) relative to the benefits and costs associated with direct investments in the underlying securities.

The Series may invest in iShares Funds, which are ETFs issued by iShares Trust and iShares, Inc. Pursuant to an exemptive order issued to iShares® and procedures adopted by the Fund’s Board of Directors, the Series may invest in an iShares® Fund beyond the limits set forth in section 12(d)(1)(A) of the 1940 Act, subject to certain terms and conditions. iShares® is a registered trademark of BlackRock Fund Advisors (“BFA”). Neither BFA nor the iShares® Funds make any representations regarding the advisability of investing in a Series.

The following two paragraphs apply to the Commodity Series, Global Fixed Income Series, and High Yield Bond Series.

The High Yield Bond Series may invest in securities of open-end investment companies, including ETFs organized as open-end investment companies. None of the other Series will purchase or retain securities issued by open-end investment companies (other than money market funds for temporary investment). Each Series may invest in shares of closed-end investment companies traded on national exchanges to the extent permitted by applicable law. A Series will not invest in investment companies in excess of these limits except to the extent permitted by any rule, regulation or order of the U.S. Securities and Exchange Commission (the “SEC”). A Series may invest in investment companies managed by the Advisor or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by rule, regulation or order of the SEC. The Series do not intend to invest in other investment companies unless, in the judgment of the Advisor, the potential benefits of such investments exceed the associated costs (which include any investment advisory fees charged by the investment companies) relative to the benefits and costs associated with direct investments in the underlying securities.

The High Yield Bond Series may invest in iShares Funds, which are ETFs issued by iShares Trust and iShares, Inc. Pursuant to an exemptive order issued to iShares® and procedures adopted by the Fund’s Board of Directors, this Series may invest in an iShares® Fund beyond the limits set forth in section 12(d)(1)(A) of the 1940 Act, subject to certain terms and conditions. iShares® is a registered trademark of BFA. Neither BFA nor the iShares® Funds make any representations regarding the advisability of investing in a Series.

Securities Lending. Each Series, with the exception of the Commodity Series and Global Fixed Income Series, may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board of Directors. These loans, if and when made, may not exceed 33 1/3% of a Series’ total assets taken at value (including the loan collateral). A Series will not lend portfolio securities to its investment advisor, or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Series. By lending its securities, a Series may increase its income by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral.

A Series may pay a part of the income earned to a third party (such as the Fund’s custodian) for acting as the Series’ securities lending agent. A Series will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Series must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Series must be able to terminate the loan on demand; (iv) the Series must receive reasonable interest on the loan, in addition to payments reflecting the amount of any dividends, interest or other distributions on the loaned securities; (v) the Series may pay only reasonable fees in connection with the loan; and, (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Series must terminate the loan and regain the right to vote the securities. Loans may involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Series’ ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays.

Investing the cash collateral subjects a Series to market risk. A Series remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by a Series, and the Series may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

Short Sales. Each Series may, within limits, engage in short sales “against the box”. A short sale is the sale of borrowed securities; a short sale against the box means that a Series owns securities equivalent to those sold short. For the Commodity Series, High Yield Bond Series, and Global Fixed Income Series, no more than 25% of the net assets (taken at current value) of a Series may be held as collateral for such sales at any one time. Such short sales can be used as a hedge. The Series have no current intention to engage in short sales against the box. A short sale against the box may be a taxable transaction for a Series.

Forward Commitments or Purchases on a When-Issued Basis. Each Series, with the exception of the Real Estate Series, may enter into forward commitments or purchase securities on a when-issued basis. These securities normally are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Series before settlement. These securities are subject to market fluctuation due to changes in market interest rates. Each Series will enter into these arrangements with the intention of acquiring the securities in question and not for speculative purposes and will earmark on the books of the Series or maintain a separate account consisting of liquid assets in an amount at least equal to the purchase price.

Investment in Illiquid and Restricted Securities. The Series may not purchase illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities; however, the Commodity Series and the Global Fixed Income Series are subject to a 10% net asset limitation.

Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933, as amended (the “1933 Act”). Such securities generally have been considered illiquid because they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. The SEC adopted Rule 144A to provide for a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to “qualified institutional buyers.” The result has been the development of a more liquid and efficient institutional resale market for restricted securities. Rule 144A securities may be liquid if properly determined by the Advisor pursuant to procedures adopted by the Board of Directors. The Series’ ability to invest in restricted securities includes investments in unregistered equity securities offered at a discount in a private placement that are issued by companies that have outstanding publicly traded equity securities of the same class (a “private investment in public equity,” or a “PIPE”).

Diversification. The Commodity Series, High Yield Bond Series, Global Fixed Income Series, Real Estate Series, Inflation Focus Equity Series and Emerging Markets Series are non-diversified, as defined in the 1940 Act, which means that a relatively high percentage of assets of each Series may be invested in the obligations of a limited number of issuers. The value of shares of these Series may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. These Series intend to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that the Series be diversified (i.e., not invest more than 5% of their assets in the securities in any one issuer) as to 50% of their assets.

Borrowings. Each Series may borrow money subject to its fundamental and non-fundamental investment policies. Borrowing money will subject a Series to interest costs. The Series generally borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. The Series may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements). The Series may establish lines of credit with certain banks by which they may borrow funds for temporary or emergency purposes. The Series may use lines of credit to meet large or unexpected redemptions that would otherwise force the Series to liquidate securities under circumstances which are unfavorable to the Series’ remaining shareholders. A Series may be required to maintain minimum average balances in connection with its use of a line of credit or to pay a commitment or other fee to maintain the line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Investment Restrictions

Each Series has adopted certain restrictions set forth below as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority” of the Series’ outstanding voting securities, which means a vote of the holders of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The following restrictions apply to all the Series with the exception of the Commodity Series, Global Fixed Income Series, High Yield Bond Series, Financial Services Series, Core Bond Series, Core Plus Bond Series, Real Estate Series, Inflation Focus Equity Series and Emerging Markets Series.

None of the Series may:

1. Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

2. Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Except as discussed below, purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions. The foregoing policy generally applies to the Life Sciences Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the life sciences industry. The foregoing policy generally applies to the Technology Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the technology industry.

4. Make loans, except that each Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

5. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ SAI or as permitted by the 1940 Act, and any rule, regulation, or order of the SEC thereunder.

6. Purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

The following restrictions apply to the Real Estate Series. The Series may not:

1. Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time;

2. Except as discussed below, purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions. The Series has adopted a fundamental policy to invest more than 25% of its total assets in securities of companies that are directly engaged in the real estate industry as well as in industries serving and/or related to the real estate industry;

3. Make loans, except that the Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder;

4. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ SAI or as permitted by the 1940 Act, and any rule, regulation, or order of the SEC thereunder;

5. Purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, the Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies; and

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

The following are non-fundamental investment policies and restrictions of all the Series with exception of the Commodity Series, Global Fixed Income Series, High Yield Bond Series, Financial Services Series, Core Bond Series, Core Plus Bond Series, Real Estate Series, Inflation Focus Equity Series and Emerging Markets Series and may be changed by the Fund’s Board of Directors.

1. None of the Series may invest in illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

2. None of the Series may purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

3. Each Series will invest in securities issued by other investment companies only to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

4. None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchange. This limitation does not apply to the Tax-Exempt Series.

5. The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following non-fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

Except for the limitation on borrowings, all of the above percentage limitations are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Series to exceed its limitation, the Series will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

The following fundamental restrictions apply to the Commodity Series and Global Fixed Income Series:

1. None of the Series may borrow money, except from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series’ total assets, and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

2. None of the Series may purchase more than 10% of the outstanding voting securities of any one issuer.

3. The Global Fixed Income Series may not invest 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. Government securities).

4. None of the Series may invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the 1933 Act and illiquid securities, including repurchase agreements with maturities of greater than seven days.

5. Each Series may purchase shares of closed-end investment companies that are traded on national exchanges to the extent permitted by applicable law.

6. None of the Series may make loans, except that each may invest in debt securities and repurchase agreements.

7. None of the Series may purchase securities on margin (but a Series may obtain such short-term credits as may be necessary for the clearance of transactions).

8. None of the Series may make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless no more than 25% of a Series’ net assets (taken at a current value) are held as collateral for such sales at any one time.

9. None of the Series may issue senior securities or pledge its assets, except that each Series may invest in futures contracts and related options.

10. None of the Series may buy or sell commodities or commodity contracts (however each Series expressly provides that forward foreign currency contracts are not considered commodities or commodity contracts for purposes of this restriction) or real estate or interests in real estate, although each Series may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

11. None of the Series may act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

12. None of the Series may make investments for the purpose of exercising control or management.

13. None of the Series may participate on a joint or joint and several basis in any trading account in securities.

14. None of the Series may invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

15. None of the Series (except for the Global Fixed Income Series) may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchanges.

In addition to the foregoing:

16. Under the 1940 Act and the rules and regulations thereunder, each Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, such Series owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Series. A Series’ purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees. None of the Series will purchase or retain securities issued by open-end investment companies (other than money market funds for temporary investment).

17. The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporations; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

18. The Series will not purchase or retain securities of an issuer if an officer or director of such issuer is an officer or director of the Fund or its investment adviser and one or more of such officers or directors of the Fund or its investment adviser owns beneficially more than  1/2% of the shares or securities of such issuer and all such directors and officers owning more than  1/2% of such shares or securities together own more than 5% of such shares or securities.

19. The Series will not purchase securities of any company which has (with predecessors) a record of less than three years continuous operation if as a result more than 5% of the Series’ assets would be invested in securities of such companies.

In addition, the following applies to the Commodity Series:

20. The Commodity Series may not purchase any securities that would cause 25% or more of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, (ii) repurchase agreements involving such securities, and (iii) investments in securities of companies in commodity-based industries.

In addition, the Commodity Series is subject to the following investment limitation which is not fundamental: The Public Utility Holding Company Act of 1935 (“PUHCA”) places certain restrictions on affiliates of public utility companies as defined in PUHCA. The Commodity Series will not acquire 5% or more of the outstanding voting securities of a public utility in order to avoid imposition of these restrictions.

Except for the limitation on borrowings, all of the above percentage limitations are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Series to exceed its limitation, the Series will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

The following fundamental restrictions apply to the High Yield Bond Series. The High Yield Bond Series may not:

1. Purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) obligations of state or municipal governments and their political subdivisions.

2. Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

3. Make loans, except that the Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

4. Purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, the Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in this SAI or as permitted by the 1940 Act, and any rule, regulation or order of the SEC thereunder.

The foregoing percentages (except the limitation on borrowing) will apply at the time of the purchase of a security.

The following non-fundamental policies apply to the High Yield Bond Series. These non-fundamental policies may be changed by the Board of Directors without shareholder approval.

The High Yield Bond Series may not:

1. Invest in companies for the purpose of exercising control.

2. Purchase illiquid securities, i.e., securities that cannot be disposed at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

3. Invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchanges.

4. Sell securities short unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount of, the securities sold short (short sale against the box), and unless no more than 25% of the series’ net assets (taken at a current value) are held as collateral for such sales at any one time.

5. Purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

In addition:

Subject to certain exceptions, under the 1940 Act and the rules and regulations thereunder, the High Yield Bond Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Series owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Series. The Series’ purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

The High Yield Bond Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following limitations: (1) with respect to the Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) the Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by the Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of the Series and the option is used by the Options Clearing Corporations; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

Except or as may be specifically provided to the contrary, each of the above percentage limitations are applicable at the time of a purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Series to exceed its limitation, the Series will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

The following fundamental restrictions apply to the Financial Services Series, Core Bond Series, and Core Plus Bond Series. The Financial Services Series, Core Bond Series, and Core Plus Bond Series may not:

1. Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) obligations of state or municipal governments and their political subdivisions. The foregoing policy applies to the Financial Services Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the financial services industry.

3. Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

4. Make loans, except that each Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

5. Purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in this SAI or as permitted by the 1940 Act, and any rule, regulation or order of the SEC thereunder.

The foregoing percentages (except the limitation on borrowing) will apply at the time of the purchase of a security.

The following non-fundamental policies apply to the Financial Services Series, Core Bond Series, Core Plus Bond Series and Real Estate Series. These non-fundamental policies may be changed by the Board of Directors without shareholder approval.

The Series may not:

1. Purchase illiquid securities, i.e., securities that cannot be disposed at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

2. Purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

The following fundamental restrictions apply to the Emerging Markets Series and the Inflation Focus Equity Series. The Emerging Markets Series and the Inflation Focus Equity Series may not:

1. Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time;

2. Purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions;

3. Make loans, except that the Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder;

4. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ SAI or as permitted by the 1940 Act, and any rule, regulation, or order of the SEC thereunder;

5. Purchase or sell physical commodities or commodity contracts based on physical commodities or invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent a Series from, among other things, (i) purchasing marketable securities of companies that deal in real estate or interests therein (including REITs); (ii) purchasing marketable securities of companies that deal in physical commodities or interests therein; and (iii) purchasing, selling and entering into futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments; and

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

The following are non-fundamental investment policies and restrictions of the Emerging Markets Series and the Inflation Focus Equity Series and may be changed by the Board of Directors.

1. Neither of the Series may invest in illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

2. Neither of the Series may purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

In addition:

Subject to certain exceptions, under the 1940 Act and the rules and regulations thereunder, a Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Series owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Series. A Series’ purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

Except for the limitation on borrowings or as may be specifically provided to the contrary, each of the above percentage limitations are applicable at the time of a purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Series to exceed its limitation, the Series will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Borrowing. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (including the amount borrowed, but excluding, temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a Series’ investment restriction.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the investment company.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each Series from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restrictions do not apply to non-diversified funds.

Portfolio Turnover

An annual portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain debt securities) for a year and dividing that amount by the monthly average of the market value of such securities during the year. Under normal market conditions, each Series expects that its long-term average annual turnover rate will be less than 100%. However, turnover will in fact be determined by market conditions and opportunities, and therefore it is impossible to estimate the annual turnover rate with confidence. Higher portfolio turnover (e.g., over 100%) necessarily will cause a Series to pay correspondingly increased brokerage and trading costs. In addition to the transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under Federal Tax Treatment of Dividends and Distributions, to the extent net short-term gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. The portfolio turnover for each of the Tax Exempt Series was significantly higher in the 2011 fiscal year than in 2010 because the Advisor implemented a change in the maturity structure of the Tax Exempt Series in 2011, resulting in a marked increase in trading activity. The Advisor expects portfolio turnover to return to a lower level in future fiscal years assuming normal market conditions.

Disclosure of Portfolio Holdings

The Fund’s Board of Directors has approved a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Series.

Disclosure of the Series’ complete portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31) in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings reports filed with the SEC on Form N-Q. Each Series’ Annual and Semi-Annual Reports are distributed to shareholders and the most recent Reports are available on the Fund’s website (see address below). The Series’ holdings reports on Form N-Q are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, each Series’ month-end and quarter-end complete portfolio holdings are available on the Fund’s website at www.manningnapieradvisors.com. This information is provided with a lag of at least eight days. The information provided will include the following for each security in the portfolio: security name, CUSIP or Sedol symbol, ticker (for equities only), country, number of shares or units held (for equities), par value (for bonds), and market value as of the date of the portfolio. Portfolio holdings information will be available on the website at least until it is superseded by a quarterly portfolio holdings report distributed to shareholders (with respect to Annual and Semi-Annual Reports) or filed with the SEC (with respect to a Form N-Q). This information is publicly available to all categories of persons.

The Fund provides portfolio holdings and information derived from the portfolio holdings to rating and ranking organizations such as Lipper and Morningstar, Inc. in connection with rating the Series and mutual fund database services such as Thomson Financial Research in connection with their collection of fund data for their subscribers. The Fund will only disclose such information as of the end of the most recent calendar month, and this information will be provided to these organizations no sooner than the next day after it is posted on the Fund’s website, unless the conditions described below relating to the disclosure of “non-public” portfolio holdings information are satisfied. The Fund believes that these organizations have legitimate objectives in requesting such portfolio holdings information.

The Fund’s policies and procedures provide that the Fund’s Chief Compliance Officer (or her designee) (“CCO”) may authorize disclosure of “non-public” portfolio holdings information to rating and ranking organizations, mutual fund databases, consultants, and other organizations that will use the data for due diligence, rating, or ranking the Series, or similar uses at differing times and/or with different lag times than those described above. Prior to making any disclosure of “non-public” portfolio holdings information to a third party, the CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund’s shareholders and that conflicts between the interests of the Fund’s shareholders and those of the Fund’s Advisor, principal underwriter, or any affiliated person of the Fund are addressed. The Fund requires any third party receiving “non-public” portfolio holdings information to enter into a confidentiality agreement with the Fund which provides, among other things, that “non-public” portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the “non-public information” and will use such information solely to analyze and rank a Series, or to perform due diligence and asset allocation, depending on the recipient of the information. The agreement will require that the recipient provide, upon request, evidence reasonably satisfactory to the Fund to demonstrate its adherence to the provisions of the agreement. The Board of Directors will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable.

The Fund’s policies and procedures also permit the Fund to disclose certain commentary and analytical, statistical, performance or similar information relating to a Series of the Fund or its portfolio holdings if certain conditions are met. The information must be for legitimate business purposes and must be deemed to be non-material non-public information based on a good faith review of the particular facts and circumstances. Examples of such non-material non-public information may include, but are not limited to, the following types of information: allocation of a Series’ portfolio securities and other investments among various asset classes, sectors, industries, and countries; the characteristics of the stock components and other investments of a Series; the attribution of a Series’ returns by asset class, sector, industry, market capitalization and country; certain volatility characteristics of a Series; certain valuation metrics of a Series (such as average price to earnings ratio and average earnings growth); and maturity and credit quality statistics for a Series’ fixed income holdings.

The Fund does not receive any compensation or other consideration for disclosure of portfolio holdings information.

In addition, the Fund’s service providers, such as the Advisor, Custodian, MLB, PwC, Distributor, and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), all as defined herein, may possess or receive daily portfolio holdings information with no lag time in connection with their services to the Fund. In addition, proxy voting service providers (see Appendix C) may receive portfolio holdings information with no lag time, as necessary, in connection with their services to the Fund. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider’s contract with the Fund or by the nature of its relationship with the Fund.

The Fund

The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on July 26, 1984. The Board of Directors may, at its own discretion, create additional series of shares, each of which would have separate assets and liabilities. Prior to September 29, 2006, the name of the Fund was Exeter Fund, Inc.

Each share of a Series represents an identical interest in the investment portfolio of that Series and has the same rights, except that (i) each class of shares bears those distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, which will cause the different classes of shares to have different expense ratios and to pay different rates of dividends, and (ii) each class has exclusive voting rights with respect to those provisions of the Series’ Rule 12b-1 distribution plan which relate only to such class. As a result of each class’ differing amount of distribution and/or shareholder services fees, shares of different classes of the same Series may have different NAVs per share.

The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption and liquidations. The Fund’s shareholders will vote in the aggregate and not by Series or class except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a Series or a Class. Income, direct liabilities and direct operating expenses of a Series will be allocated directly to the Series, and general liabilities and expenses of the Fund will be allocated among the Series in proportion to the total net assets of the Series by the Board of Directors. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

Shares of the Fund may not be available for purchase in every state. If a Series is not registered in a state, investments will not be accepted for the Series from shareholders in that state, and requests to exchange from another Series into that Series also will not be accepted. Please contact the Fund at 1-800-466-3863 for information about state availability.

Management

The overall business and affairs of the Fund are managed by the Fund’s Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund’s agreements with its investment advisor, custodian and distributor. The day-to-day operations of the Fund are delegated to the Fund’s officers and to the Advisor and other service providers.

The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Manning & Napier Advisors, LLC is the successor entity to Manning & Napier Advisors, Inc. Accordingly, for purposes of the charts below, an individual’s employment history at Manning & Napier Advisors, LLC includes his/her employment history at Manning & Napier Advisors, Inc., except as otherwise stated.

Interested Director and Officer

Name:	B. Reuben Auspitz*

Address:	290 Woodcliff Dr.
Fairport, NY 14450

Age:	65

Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman, Director

Term of Office & Length of Time Served:	Indefinite – Director since 1984. Principal Executive Officer since 2002, President since 2004[1], Vice President 1984 – 2003

Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010 - Manning & Napier Advisors, LLC. President; Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Chief Compliance Officer or Member

Number of Portfolios Overseen within Fund Complex:	41

Other Directorships Held Outside Fund Complex During the Past 5 Years:	N/A

Independent Directors

Name:	Harris H. Rusitzky

Address:	290 Woodcliff Dr.
Fairport, NY 14450

Age:	77

Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Since 1985

Principal Occupation(s) During Past 5 Years:	President - The Greening Group (business consultants) Partner - The Restaurant Group (restaurants)

Number of Portfolios Overseen within Fund Complex:	41

Other Directorships Held Outside Fund Complex During the Past 5 Years:	N/A

Name:	Peter L. Faber

Address:	290 Woodcliff Dr.
Fairport, NY 14450

Age:	74

Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Since 1987

Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)

Number of Portfolios Overseen within Fund Complex:	41

Other Directorships Held Outside Fund Complex During the Past 5 Years:	Partnership for New York City, Inc. (non-profit) 1989 - 2010, New York Collegium (non-profit) 2004 - 2011, Boston Early Music Festival (non-profit)

Name:	Stephen B. Ashley

Address:	290 Woodcliff Dr.
Fairport, NY 14450

Age:	72

Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Since 1996

Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer - The Ashley Group (property management and investment) Director (1995 - 2008) and Chairman (non-executive) (2004 - 2008), Fannie Mae (mortgage)

Number of Portfolios Overseen within Fund Complex:	41

Other Directorships Held Outside Fund Complex During the Past 5 Years:	Fannie Mae (1995-2008), The Ashley Group (1995 - 2008), Genesee Corporation (1987-2007)

Name:	Paul A. Brooke

Address:	290 Woodcliff Dr.
Fairport, NY 14450

Age:	66

Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Since 2007

Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005 - 2009) - Alsius Corporation (investments); Managing Member – PMSV Holdings LLC (investments); Managing Member- Venbio (investments)

Number of Portfolios Overseen within Fund Complex:	41

Other Directorships Held Outside Fund Complex During the Past 5 Years:	Incyte Corporation (2000-present), ViroPharma, Inc. (2000 - present), WebMD (2000 - 2010), MPM Bio-equities (2000 - 2009), Cheyne Capital International (2000 - present), GMP Companies (2000-present), HoustonPharma (2000 - 2009)

Officers

Name:	Ryan Albano

Address:	290 Woodcliff Dr. Fairport, NY 14450

Age:	30

Current Position(s) Held with Fund:	Assistant Chief Financial Officer

Term of Office & Length of Time Served:	Since 2011[1]

Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC; Manager (2004 - 2011) – KPMG LLP

Name:	Jeffrey S. Coons, Ph.D., CFA

Address:	290 Woodcliff Dr. Fairport, NY 14450

Age:	49

Current Position(s) Held with Fund:	Vice President

Term of Office & Length of Time Served:	Since 2004[1]

Principal Occupation(s) During Past 5 Years:	President since 2010 and Co-Director of Research since 2002 – Manning & Napier Advisors, LLC. Holds one or more of the following titles for various subsidiaries and affiliates of Manning & Napier Advisors, LLC: President, Director, Treasurer, or Senior Trust Officer

Name:	Elizabeth Craig

290 Woodcliff Dr.
Address:	Fairport, NY 14450

Age:	25

Current Position(s) Held with Fund:	Assistant Corporate Secretary

Term of Office & Length of Time Served:	Since 2011[1]

Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 – Manning & Napier Advisors, LLC

Name:	Christine Glavin

Address:	290 Woodcliff Dr. Fairport, NY 14450

Age:	45

Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer

Term of Office & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001[1]

Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager (1997-2011); Director of Fund Reporting since 2011 – Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 – Exeter Trust Company

Name:	Jodi L. Hedberg

Address:	290 Woodcliff Dr. Fairport, NY 14450

Age:	44

Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering (AML) Compliance Officer

Term of Office & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004[1]; Anti-Money Laundering Officer since 2002

Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc.

Name:	Richard Yates

Address:	290 Woodcliff Dr. Fairport, NY 14450

Age:	47

Current Position(s) Held with Fund:	Chief Legal Officer

Term of Office & Length of Time Served:	Chief Legal Officer since 2004[1]

Principal Occupation(s) During Past 5 Years:

Counsel – Manning & Napier Advisors, LLC and affiliates since 2000, Chief Legal Officer, Corporate Secretary - Manning & Napier, Inc.

Holds one or more of the following titles for various affiliates: Chief Legal Officer, Director or Corporate Secretary

*	Interested Director, within the meaning of the 1940 Act by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as Executive Vice President and Vice Chairman, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.
[1]	The term of office for all officers is one year and until their respective successors are chosen and qualified.

Equity Ownership of Directors as of 12/31/11

Name of Directors	Dollar Range of Equity Securities in the Series covered by this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
Harris H. Rusitzky

Small Cap Series – Between $50,001 and $100,000

Technology Series – Between $50,001 and $100,000

International Series – Over $100,000

Life Sciences Series – Between $50,001 and

$100,000

World Opportunities Series – Between $50,001 and $100,000

New York Tax Exempt Series – Over $100,000

Financial Services Series – Between $50,001 and $100,000

High Yield Bond Series – Between $50,001 and $100,000

Real Estate Series – Between $50,001 and $100,000

Emerging Markets Series – Between $10,001 and $50,000

Inflation Focus Equity Series – Between $10,001

and $50,000

Over $100,000
Peter L. Faber

Core Plus Bond Series – Over $100,000

Small Cap Series – Over $100,000

International Series – Over $100,000

Life Sciences Series – Over $100,000

World Opportunities Series – Over $100,000

New York Tax Exempt Series – Over $100,000

Technology Series – Over $100,000

Financial Services Series – Over $100,000

High Yield Bond Series – Over $100,000

Real Estate Series – Over $100,000

Emerging Markets Series – Over $100,000

Inflation Focus Equity Series – Over $100,000

Over $100,000
Stephen B. Ashley	None	Over $100,000
Paul A. Brooke	None	None

Interested Director
Reuben Auspitz	New York Tax Exempt Series – Between $10,001 and $50,000 Life Sciences Series – Over $100,000	Over $100,000

None of the Independent Directors have any beneficial ownership interest in the Fund’s Advisor, Manning & Napier Advisors, LLC, or its Distributor, Manning & Napier Investor Services, Inc.

Board Responsibilities. The management and affairs of the Fund and the Series are supervised by the Directors under the laws of the State of Maryland. The Board of Directors is responsible for overseeing the Fund and each of the Fund’s additional other series, which include Series not described in this SAI. The Board has approved contracts, as described herein, under which certain companies provide essential management services to the Fund.

As with most mutual funds, the day-to-day business of the Fund, including the management of risk, is performed by third party service providers, such as the Advisor and Distributor. The Directors are responsible for overseeing the Fund’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Each service provider is responsible for one or more discrete aspects of the Fund’s business (e.g., the Advisor is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business.

The Directors’ role in risk oversight begins before the inception of a Series, at which time the Advisor presents the Board with information concerning the investment objectives, strategies and risks of the Series as well as proposed investment limitations for the Series. Additionally, the Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function with respect to the Fund by monitoring risks identified during regular and special reports made to the Board, as well as regular and special reports made to the Audit Committee. In addition to monitoring such risks, the Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Advisor and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Advisor, the Board meets with the Advisor to review such services. Among other things, the Board regularly considers the Advisor’s adherence to the Series’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Series’ investments, including, for example, portfolio holdings schedules and reports on the Advisor’s use of derivatives and illiquid securities in managing the Funds.

The Board meets regularly with the Fund’s CCO to review and discuss compliance issues and Fund and Advisor risk assessments. At least annually, the Fund’s CCO provides the Board with an assessment of the Fund’s Compliance Program reviewing the adequacy and effectiveness of the Fund’s policies and procedures and those of its service providers, including the Advisor. The assessment addresses the operation of the policies and procedures of the Fund and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Fund’s Fair Value Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Fund in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods, and the Fund’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Fund’s financial reporting and the preparation of the Fund’s financial statements.

From their review of these reports and discussions with the Advisor, the CCO, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds and the Series, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Chairman of the Board, B. Reuben Auspitz, is an interested person of the Fund as that term is defined in the 1940 Act. The Fund does not have a single lead independent Director. The Fund has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Directors who are not interested persons of the Fund (i.e., “independent Directors”) constitute a super-majority (at least 75%) of the Board, the fact that the members of each Committee of the Board are independent Directors, the amount of assets under management in the Fund, the number of Series (and classes of shares) overseen by the Board, and the total number of Directors on the Board.

Individual Director Qualifications

The Fund has concluded that each of the Directors should serve on the Board because of their ability to review and understand information about the Series provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Series, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Fund has concluded that each of the Directors should serve as a Director based on their own experience, qualifications, attributes and skills as described below.

The Fund has concluded that Reuben Auspitz should serve as Director because of his knowledge of and experience in the financial services industry and the experience he has gained as a Director of the Fund since 1984. Mr. Auspitz has been with the Advisor since 1983, and has served in a number of senior roles with the Advisor and its affiliates during that time encompassing the Fund’s distributor, advisory services, asset custody, product development, and securities research. Prior to joining the Advisor, Mr. Auspitz worked for Manufacturers Hanover and Citibank as a healthcare securities analyst and reported directly into the executive suites of Pfizer and Squibb with an array of responsibilities in finance.

The Fund has concluded that Stephen Ashley should serve as Director because of the experience he has gained in his various roles with the Ashley Group, a property management company, his experience as Chairman and Director of a publicly traded company, his knowledge of and experience in the financial services industry, and the experience he has gained serving as Director of the Fund since 1996.

The Fund has concluded that Peter Faber should serve as Director because of the experience he gained serving as a Partner and Senior Counsel in the tax practice of a large, international law firm, McDermott, Will & Emery LLP, his experience in and knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 1987.

The Fund has concluded that Harris Rusitzky should serve as Director because of the business experience he gained as founding President of the Rochester Funds, as President of a consulting company, The Greening Group, as a Partner of The Restaurant Group, his knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 1985.

The Fund has concluded that Paul Brooke should serve as Director because of the business experience he has gained in a variety of roles with different financial and health care related businesses. Mr. Brooke has served as Chairman and CEO of Ithaka Acquisition Corp., and following its merger with a medical device company, the Alsius Corporation, Mr. Brooke served as Chairman. As a Partner of Morgan Stanley, Mr. Brooke was responsible for global research and health care strategy. Mr. Brooke was also responsible for health care investments at Tiger Management, LLC and serves as the Managing Member for a private investment firm, PMSV Holdings, LLC. The Fund has concluded that Mr. Brooke should serve as a Director also because of his knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 2007.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. Moreover, references to the qualifications, attributes and skills of Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Committees

There are two Committees of the Fund’s Board of Directors: the Audit Committee and the Governance and Nominating Committee.

The Audit Committee members are Harris H. Rusitzky, Stephen B. Ashley and Paul A. Brooke. The Audit Committee meets twice annually, and, if necessary, more frequently. The Committee met twice during the last fiscal year. The Audit Committee reviews the financial reporting process, the system of internal control, the audit process, and the Fund’s process for monitoring compliance with investment restrictions and applicable laws and regulations.

The Governance and Nominating Committee members are Stephen B. Ashley, Peter L. Faber, Harris H. Rusitzky and Paul A. Brooke. The Governance and Nominating Committee meets on an annual basis, and, if necessary, more frequently. The Governance and Nominating Committee evaluates candidates’ qualifications for Board membership and the independence of such candidates from the investment advisor and other principal service providers for the Fund; makes recommendations to the full Board for nomination for membership on any committees of the Board; reviews as necessary the responsibilities of any committees of the Board and whether there is a continuing need for each committee; evaluates whether there is a need for additional committees of the Board; evaluates whether committees should be combined or reorganized; and reviews the performance of all Board members. The Governance and Nominating Committee’s procedures for the consideration of candidates for Board membership submitted by shareholders are attached as Appendix B. The Governance and Nominating Committee met once during the last fiscal year.

The Interested Director and the officers of the Fund do not receive compensation from the Fund, except that a portion of the Fund’s Chief Compliance Officer’s salary is paid by the Fund. Each Independent Director receives an annual fee of $50,000. Annual fees will be calculated quarterly. Each Independent Director receives $7,500 per Board meeting attended. In addition, the Independent Directors who are members of the Audit Committee receive $3,000 per Committee meeting attended, and the Independent Directors who are members of the Governance and Nominating Committee receive $2,000 per Committee meeting attended.

Compensation Table for Fiscal Year Ended December 31, 2011

Name	Position with Registrant	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Fund Complex*
Jodi Hedberg	Chief Compliance Officer	$69,000	N/A	N/A	$69,000
Harris H. Rusitzky	Director	$95,500	N/A	N/A	$95,500
Peter L. Faber	Director	$89,500	N/A	N/A	$89,500
Stephen B. Ashley	Director	$95,500	N/A	N/A	$95,500
Paul A. Brooke	Director	$95,500	N/A	N/A	$95,500
Richard M. Hurwitz[1]	Director	$80,022	N/A	N/A	$80,022

*	As of December 31, 2011, the Fund Complex consisted of 34 Series.
[1]	Mr. Hurwitz resigned from the Board effective November 18, 2011.

As of July 16, 2012, the directors and officers of the Fund, as a group, owned less than 1% of the Fund.

Code of Ethics

The Board of Directors of the Fund, the Advisor, and the Fund’s principal underwriter have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. This Code of Ethics applies to the personal investing activities of directors, officers and certain employees (“access persons”). Rule 17j-1 and the Code are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under these Codes of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. A copy of this Code of Ethics is on file with the SEC, and is available to the public.

Proxy Voting Policy

The Board of Directors has delegated proxy voting responsibilities with respect to securities held by the Series to the Advisor, subject to the Board’s general oversight. The Advisor has adopted its own proxy voting policies and procedures for this purpose (the “Procedures”), which are attached to this SAI as Appendix C. The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

The Fund is required to disclose annually the Fund’s complete proxy voting record on Form N-PX. The Fund’s proxy voting record for the most recent 12 month period ended June 30th is available upon request by calling 1-800-466-3863 or by writing to the Fund at Manning & Napier Fund, Inc., P.O. Box 805, Fairport, NY 14450. The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

BENEFICIAL OWNERS

As of July 16, 2012, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% and 25% or more of the shares of a Series. Persons who owned of record or beneficially more than 25% of a Series’ outstanding shares may be deemed to control the Series within the meaning of the 1940 Act. The Fund believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

Core Bond Series - Record Owners

Name and Address	Percentage of Series
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON MA 02117-9130	20.77%

CVPH PENSION PLAN CVPH MEDICAL CENTER 75 BEEKMAN ST PLATTSBURGH NY 12901-1427	9.81%

OPERATING ENGINEERS LOCAL 66 WELFARE FUND BALANCED ACCOUNT C/O ROBERT T JACK PO BOX 38682 PITTSBURGH PA 15238-8682	6.02%

Core Plus Bond Series – Record Owners

Name and Address	Percentage of Series
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON MA 02117-9130	59.73%

CAREY AND CO 7 EASTON OVAL COLUMBUS OH 43219	5.73%

Diversified Tax Exempt Series – Record Owners

Name and Address	Percentage of Series
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON MA 02117-9130	65.93%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	8.45%

Emerging Markets Series – Record Owners

Name and Address	Percentage of Series
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON MA 02117-9130	45.95%

Financial Services Series – Record Owners

Name and Address	Percentage of Series
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON MA 02117-9130	47.36%

High Yield Bond Series – Class S Shares Record Owners

Name and Address	Percentage of Class
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON MA 02117-9130	60.44%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	5.80%

Inflation Focus Equity Series – Record Owners

Name and Address	Percentage of Series
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON MA 02117-9130	47.55%

International Series – Class I Shares

Record Owners

Name and Address	Percentage of Class
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON MA 02117-9130	11.44%

KRAFT FOODS MASTER RETIREMENT TRUST THREE LAKES DRIVE NF 658 NORTHFIELD IL 60093	5.69%

INDIANA LABORERS PENSION FUND INTL PO BOX 1587 TERRE HAUTE IN 47808-1587	5.55%

WHEATON FRANCISCAN SERVICES INC 400 W RIVER WOODS PKWY MILWAUKEE WI 53212-1060	5.23%

International Series – Class S Shares

Record Owners

Name and Address	Percentage of Class
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON MA 02117-9130	21.66%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	11.24%

Life Sciences Series – Record Owners

Name and Address	Percentage of Series
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON MA 02117-9130	44.48%

New York Tax Exempt Series – Record Owners

Name and Address	Percentage of Series
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON MA 02117-9130	60.04%

Ohio Tax Exempt Series – Record Owners

Name and Address	Percentage of Series
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON MA 02117-9130	29.46%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	15.13%

CAREY AND CO 7 EASTON OVAL COLUMBUS OH 43219	8.29%

Real Estate Series – Class S Shares Record Owners

Name and Address	Percentage of Class
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON MA 02117-9130	47.20%

Small Cap Series – Class A – Record Owners

Name and Address	Percentage of Series
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON MA 02117-9130	42.72%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET S AN FRANCISCO CA 94104-4122	5.65%

Technology Series – Record Owners

Name and Address	Percentage of Series
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON MA 02117-9130	46.91%

World Opportunities Series – Class A – Record Owners

Name and Address	Percentage of Series
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	31.32%

EDWARD D JONES CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	15.15%

NFS LLC FEBO STATE STREET BANK CUST SAI INTERNATIONAL FUND BRETT LEAR LCC 6FL SS39 2 AVENUE DE LAFAYETTE BOSTON MA 02111	12.96%

The Advisor

Manning & Napier Advisors, LLC (“MNA” or the “Advisor”), acts as the Fund’s investment advisor. Manning & Napier Group LLC (“Manning & Napier Group”) owns 100% of the outstanding interests in MNA and acts as the sole managing member of MNA. Manning & Napier Inc., a publicly traded company (ticker symbol “MN”), acts as the sole managing member of Manning & Napier Group. Mr. William Manning controls Manning & Napier, Inc. by virtue of his majority ownership of its voting securities and therefore, also controls Manning & Napier Group and MNA. The Advisor is generally responsible for supervision of the overall business affairs of the Fund including supervision of service providers to the Fund and direction of the Advisor’s directors, officers or employees who may be elected as officers of the Fund to serve as such.

The Fund pays the Advisor for the services performed a fee at the annual rate of 0.50% of the average daily net assets of each of the New York Tax Exempt Series, Ohio Tax Exempt Series, and Diversified Tax Exempt Series; 0.60% of the average daily net assets of the Core Bond Series; 0.70% of the average daily net assets of Core Plus Bond Series; 0.75% of the average daily net assets of International Series, High Yield Bond Series, and Real Estate Series; and 1.00% of each other Series’ average daily net assets. Prior to December 31, 2011, the Advisor received an annual management fee (as a percentage of the Series’ average daily net assets) of 1.00% for the International Series. Prior to August 1, 2012, the Advisor received an annual management fee (as a percentage of the Series’ average daily net assets) of 1.00% for each of the High Yield Bond Series and Real Estate Series. The advisory fee charged by the Advisor to its investment advisory clients will not include or be based on assets of such clients held in shares of the Series. As described below, the Advisor is separately compensated for acting as transfer agent and accounting services agent for the Series.

Under the Investment Advisory Agreement (the “Agreement”) between the Fund and the Advisor, the Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund’s custodian, and accounting services agent, if obtained for the Fund from an entity other than the Advisor; (vii) expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions; (viii) fees and expenses incidental to the registration under federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund’s shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and directors.

Pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to waive fees and reimburse expenses so that total direct annual operating expenses for (i) each of the International Series and the Tax Exempt Series do not exceed 0.85% of each Series’ average daily net assets (with respect to the International Series, such amount is exclusive of a Class’s shareholder services fee); (ii) the Core Bond Series does not exceed 0.80% of the Series’ average daily net assets (iii) the Core Plus Bond Series does not exceed 0.90% of the Series’ average daily net assets; (iv) the High Yield Bond Series and Real Estate Series do not exceed 0.95% of each Series’ average daily net assets (with respect to these Series, such amount is exclusive of a Class’s shareholder services fee); and (v) the Technology Series, Financial Services Series, Emerging Markets Series and Inflation Focus Equity Series do not exceed 1.20% of each Series’ average daily net assets. For Series other than the Class I shares of the High Yield Bond Series and Class I shares of the Real Estate Series, this agreement will remain in effect until at least April 30, 2013 and may be extended. For the Class I shares of the High Yield Bond Series and Class I shares of the Real Estate Series, this agreement will remain in effect until at least April 30, 2014 and may be extended.

For periods ended December 31, the aggregate total of advisory fees paid by each Series to the Advisor were as follows:

	2009		2010		2011
Series	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Small Cap	$1,402,076	N/A	$1,767,754	$758	$1,995,320	N/A
Technology	$1,492,946	N/A	$1,614,041	$758	$1,575,025	N/A
International	$1,992,350	N/A	$2,747,137	$758	$4,280,773	N/A
World Opportunities	$26,584,493	N/A	$55,382,617	$758	$74,105,327	N/A
New York Tax Exempt	$514,984	N/A	$651,469	$758	$759,343	N/A
Ohio Tax Exempt	$104,043	$6,528	$149,934	$758	$189,194	N/A
Diversified Tax Exempt	$1,045,097	N/A	$1,323,572	$758	$1,482,236	N/A
Life Sciences	$2,180,949	N/A	$2,649,288	$758	$2,530,562	N/A
Financial Services	$1,437,076	N/A	$1,334,507	$758	$1,459,477	N/A
Core Bond	$369,487	N/A	$567,667	$758	$919,226	N/A
Core Plus Bond	$2,477,361	N/A	$3,393,984	$758	$3,928,481	N/A
Real Estate	$51,223	$31,391	$786,382	$12,819	$1,158,607	N/A
High Yield	$238,322	$4,184	$1,438,636	$758	$1,681,787	N/A
Emerging Markets*	N/A	N/A	N/A	N/A	$4,605	$90,898
Inflation Focus Equity**	N/A	N/A	N/A	N/A	$183,303	$36,932

*	The Series commenced operation on November 16, 2011.
**	The Series commenced operation on August 23, 2011.

The Agreement provides that in the event the expenses of the Fund (including the fee of the Advisor but excluding: (i) brokerage commissions; (ii) interest; (iii) taxes; and (iv) extraordinary expenses except for those incurred by the Fund as a result of litigation in connection with a suit involving a claim for recovery by the Fund, or as a result of litigation involving a defense against a liability asserted against the Fund, provided that, if the Advisor made the decision or took the action which resulted in such claim the Advisor acted in good faith without gross negligence or misconduct, and for any indemnification paid by the Fund to its officers, directors and advisors in accordance with applicable state and federal laws as a result of such litigation) for any fiscal year exceed the limits set by applicable regulations of state securities commissions, the Advisor will reduce its fee by the amount of such excess. Any such reductions or refunds are accrued and paid in the same manner as the Advisor’s fee and are subject to readjustment during the year.

The Agreement states that the Advisor shall give the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. The Agreement also states that nothing contained therein shall, however, be construed to protect the Advisor against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

The Agreement also provides that it is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act or the 1933 Act except for information supplied by the Advisor for inclusion therein; the Fund agrees to indemnify the Advisor to the full extent permitted by the Fund’s Articles of Incorporation.

The Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Directors who are not parties to the Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Agreement. The Agreement is terminable without penalty by the Fund on not more than 60 days’, nor less than 30 days’, written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Directors of the Fund, or by the Advisor on not more than 60 days’, nor less than 30 days’, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

The Advisor serves as the Fund’s transfer agent and accounting services agent pursuant to a Master Services Agreement between the Fund and the Advisor. The Advisor has entered into agreements dated October 12, 2009 and November 9, 2009 with BNY Mellon, 4400 Computer Drive, Westborough, MA 01581, under which BNY Mellon serves as sub-accounting services agent and sub-transfer agent, respectively. Prior to these dates, the Advisor had an agreement with Citi Fund Services Ohio, Inc. (“Citi”) under which Citi served as the sub-accountant and sub-transfer agent. Pursuant to a Master Services Agreement dated November 1, 2003, as amended, for the active series, the Fund paid the Advisor an annual fee of 0.055% of the Fund’s average daily net assets up to $4.5 billion, 0.03% of the Fund’s average daily net assets between $4.5 billion and $7.5 billion, and 0.02% of the Fund’s average daily net assets over $7.5 billion. Effective November 7, 2009, for the active series, the Fund pays the Advisor an annual fee of 0.0175% on the first $3 billion of average net assets; 0.015% on the next $3 billion of average net assets; and 0.01% of the average net assets in excess of $6 billion; plus a base fee of $25,500 per Series. Additionally, certain transaction, account-based, and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. For servicing the active series in this capacity for the fiscal years ended December 31, 2009, 2010 and 2011 the Advisor received $4,046,714, $4,538,111 and $4,346,244, respectively, from the Fund.

Shares of the Series may be used from time to time as an investment for clients of the Advisor who utilize discretionary account management services provided by the Advisor or its affiliates. In connection with these services, the shares of a Series may be utilized as the principal investment medium or, for certain Series, may be used as a means of capturing an investment opportunity in a specific market or industry sectors. Once the Advisor determines that such an investment opportunity has been captured for its discretionary accounts, it generally will sell the shares of the relevant Series from such clients’ accounts. The Advisor will monitor the cash flows in and out of the Series resulting from any such activity in an effort to minimize any potential negative impact upon the performance of the Series.

Distribution of Fund Shares

Manning & Napier Investor Services, Inc. (the “Distributor”) acts as Distributor of Fund shares and is located at the same address as the Advisor and the Fund. The Distributor and the Fund are parties to a distribution agreement (the “Distribution Agreement”) which applies to each class of shares of the Fund.

The Distribution Agreement is renewable annually. The continuation of the Distribution Agreement must be specifically approved by the Board of Directors and separately by the Directors who are not parties to the Distribution Agreement or “interested persons” (as defined under the 1940 Act) of any party to the Distribution Agreement.

The Distributor will not receive compensation for distribution of Class A, I and S shares of the Fund. The Fund’s Board of Directors has adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) whereby Class B, Z, D and E shares of each Series are subject to an annual distribution and shareholder services fee (a “Distribution and Shareholder Services Fee”) of up to 1.00%, 0.75%, 0.50%, and 0.25% of the Class’s average daily net assets, respectively. The Distribution and Shareholder Services Fee is intended to compensate the Distributor for services and expenses primarily intended to result in the sale of Class B, Z, D, and E shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Class B, Z, D, and E shares of the Series.

The Plan – Class B, Z, D, and E shares

The Plan has been adopted in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Plan shall continue in effect for each Class for so long as its continuance is specifically approved at least annually by votes of the majority of both (i) the Directors of the Fund and (ii) those Directors of the Fund who are not “interested persons” (as defined under the 1940 Act) of the Fund, and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (referred to as the “Qualified Directors”), cast in person at a Board of Directors meeting called for the purpose of voting on the Plan. The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Directors. With respect to each Class, the Plan may not be amended to increase materially the amount of distribution expenses permitted to be paid under the Plan for such Class without the approval of shareholders holding a majority of the outstanding voting securities of such Class. All material amendments to the Plan must be approved by votes of the majority of both (i) the Directors of the Fund and (ii) the Qualified Directors.

Pursuant to the Plan, Class B, Z, D, and E shares of each Series are subject to an annual Distribution and Shareholder Services Fee of up to 1.00%, 0.75%, 0.50%, and 0.25% of the Class’s average daily net assets, respectively. The shareholder services component of the foregoing fee for each Class is limited to 0.25% of the average daily net assets of such Class.

With respect to amounts paid under the Plan for distribution services, the Distributor may use this fee on any activities or expenses primarily intended to result in the sale of shares of the Classes, including, but not limited to, (i) as compensation for the Distributor’s services in connection with distribution assistance; or (ii) as a source of payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor’s affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

With respect to shareholder services, the Distributor may use payments under this aspect of the Plan to provide or enter into agreements with organizations, including affiliates of the Distributor, such as the Advisor (referred to as “Service Organizations”), who will provide certain service activities for shareholders of the Classes, including, but not limited to: (i) maintaining accounts relating to shareholders that invest in shares of a Class; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by Distributor and/or Service Organizations; (iv) responding to inquiries from shareholders concerning their investment in shares of the Classes; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares of the Classes; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; and (ix) processing dividend payments from the Fund on behalf of shareholders. The Distributor may also use this fee for payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor and/or Service Organizations’ affiliates and subsidiaries as compensation for such services.

Generally, the Distribution and Shareholder Services Fee paid under the Plan will not be retained by the Distributor but will instead be reallowed to various financial intermediaries and Service Organizations, including the Advisor, that enter into distribution and/or shareholder servicing agreements with the Distributor. The Plan and class structure of the Fund permit the Fund to allocate an amount of fees to a financial intermediary or Service Organization based on the level of distribution and/or shareholder services it agrees to provide. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of the Distribution and Shareholder Services Fee payable to the Distributor, and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares.

Payments under the Plan are made as described above regardless of the Distributor’s actual cost of providing the services and may be used to pay the Distributor’s overhead expenses. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by the Distributor or waived and reimbursed to the applicable Series.

No payments were made under the Plan during the most recently completed fiscal year because Class B, Z, D, and E shares were not operational at that time.

Class S Shareholder Services Plan (the “Plan”)

The Board of Directors of the Fund has adopted a Shareholder Services Plan with respect to Class S shares of the Series. The Plan enables the Fund to directly or indirectly bear expenses relating to the provision by Service Organizations (as defined below) of certain service activities to the shareholders of Class S shares of the Series. Pursuant to the Plan, Class S shares of the Series are subject to an annual shareholder services fee of up to 0.25% of the Class’s average daily net assets, respectively.

The Fund may use payments under the Plan to enter into agreements with organizations, including affiliates of the Fund, such as the Advisor (referred to as “Service Organizations”), who will provide certain service activities for shareholders of the class, including, but not limited to: (i) maintaining accounts relating to shareholders that invest in shares of the class; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the Service Organizations; (iv) responding to inquiries from shareholders concerning their investment in shares of the class; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares of the class; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; and (ix) processing dividend payments from the Fund on behalf of shareholders. Service Organizations may also use this fee for payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Service Organizations’ affiliates and subsidiaries as compensation for the services described above.

The Plan shall continue in effect for so long as its continuance is specifically approved at least annually by votes of the majority of both (i) the Directors of the Fund and (ii) those Directors of the Fund who are not “interested persons” (as defined under the 1940 Act) of the Fund, and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (referred to as the “Qualified Directors”), cast in person at a Board of Directors meeting called for the purpose of voting on the Plan. The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Directors. All material amendments to the Plan must be approved by votes of the majority of both (i) the Directors of the Fund and (ii) the Qualified Directors.

No fees with respect to the Series were paid under the Class S Shareholder Services Plan for the fiscal year ended December 31, 2011.

The Advisor may use its own resources to engage in activities that may promote the sale of the Series’ shares, including payments, or other forms of incentives such as discounted fees for products or services of affiliates, to third parties who provide services such as shareholder servicing, marketing support, and distribution assistance to the Series. These fees or other incentives are in addition to any distribution or shareholder services fees under a Rule 12b-1 or service plan of the Fund. The level of payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Series attributable to the financial intermediary, the particular type of Series, or other measures as agreed to in writing by the Advisor, the Distributor and/or their affiliates and the financial intermediaries or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time and may be different for different financial intermediaries based on, for example, the nature of the services provided by the financial intermediary. The Advisor may also, from its own resources, defray or absorb costs relating to distribution, including compensation of employees who are involved in distribution. These payments or discounts may be substantial but are paid or discounted by the Advisor or its affiliates, not by the Series or their shareholders. Such payments may provide an incentive for the financial intermediary to make shares of a Series available to its customers and may allow a Series greater access to the financial intermediary’s customers, and may create a conflict of interest by influencing the financial intermediary to recommend a Series over another investment.

The Distributor may from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel) to financial intermediaries and it is free to make additional payments out of its own assets to promote the sale of Fund shares. Similarly, the Advisor may, from its own resources, defray or absorb costs related to distribution, including compensation of employees who are involved in distribution. These payments or discounts may be substantial but are paid or discounted by the Advisor or its affiliates, not by the Series or their shareholders.

Custodian, Independent Registered Public Accounting Firm and Counsel

The custodian for the Fund is The Bank of New York Mellon (the “Custodian”), 135 Santilli Highway, Everett, MA 02149. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. The Custodian may, at its own expense, employ one or more sub-custodians on behalf of the Fund, provided that it shall remain liable for all its duties as custodian. The foreign sub-custodians will act as custodian for the foreign securities held by the Fund.

PricewaterhouseCoopers LLP (“PwC”), with offices at 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm for the Series. The financial highlights for the respective Series included in the Prospectuses and the financial statements contained in the Annual Reports and incorporated into this SAI for the fiscal year ended December 31, 2011 have been audited by PwC.

The Fund’s counsel is Morgan, Lewis & Bockius LLP (“MLB”), 1701 Market Street, Philadelphia, PA 19103.

Purchases and Redemptions

Check Acceptance Policy. The Fund reserves the right to reject certain forms of payment for share purchases. The Fund maintains a check acceptance policy for share purchases. Checks must be made payable to the Manning & Napier Fund, Inc. and must be in U.S. dollars. The Fund will not accept cash, third party checks, starter checks, travelers checks, credit card checks, or money orders. Investments that are received in an unacceptable form will be returned.

Payment for shares redeemed. Payment for shares presented for redemption may be delayed more than seven days only for (1) any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit.

Other Information about Purchases and Redemptions. The Fund has authorized several brokers to accept purchase and redemption orders on its behalf, and these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Orders placed with an authorized financial intermediary will be processed at the share price of the appropriate Series next computed after they are received in good order by the financial intermediary or its designee, provided that such orders are transmitted to the Fund’s transfer agent in accordance with the Fund’s procedures and applicable law. Accordingly, for you to receive the current business day’s share price, your order must be received by an authorized financial intermediary in good order before the close of regular trading on the NYSE.

Portfolio Managers

This section includes information about the Series’ portfolio managers, including information about the dollar range of Fund shares they own, how they are compensated, and other accounts they manage.

The Advisor’s Senior Research Group establishes the broad investment policies and guidelines used in the management of each Series.

For the Series that invest in stocks, with the exception of the Small Cap Series, Inflation Focus Equity Series and World Opportunities Series, a designated Research Team for each Series implements those policies and guidelines as well as monitors the investment portfolio for the Series. The Research Team works with the Advisor’s other analysts to develop stock recommendations for the Series in line with the Senior Research Group’s policies and guidelines. Recommendations for security purchases and sales must be approved by two members of the Series’ Research Team and one member of the Senior Research Group before implementation. No specific member of the Series’ Research Team or Senior Research Group is required to approve security purchases and sales.

For the Small Cap Series and World Opportunities Series, the Advisor’s analysts work with the members of the Senior Research Group to develop stock recommendations for the Series in line with the Senior Research Group’s policies and guidelines. Recommendations for security purchases and sales must be approved by the Senior Research Group before implementation.

In managing the Inflation Focus Equity Series, the Advisor’s Themes and Overviews Group examines economic trends and industry-specific factors to identify investment ideas that are attractive on a stand-alone basis and are expected to be beneficiaries of rising prices. The Advisor’s Senior Research Group establishes the broad investment policies and guidelines used in the management of the Series. The Advisor’s analysts work with the members of the Senior Research Group to develop stock recommendations for the Series in line with the Themes and Overviews Group’s investment ideas and the Senior Research Group’s policies and guidelines. Recommendations for security purchases and sales must be approved by the Senior Research Group before implementation.

For the Series of the Fund that invest solely in fixed income securities, the Series’ Research Team constructs and monitors the Series’ portfolio. The Research Team develops an interest rate overview and a credit approved list that is reviewed by the Senior Research Group. For the fixed income holdings in the Inflation Focus Equity Series portfolio, the Series’ Research Team, in consultation with the Advisor’s Fixed Income Group, led by Jack Bauer, constructs and monitors the bond portion of the portfolio.

The following individuals serve on the Advisor’s Senior Research Group and/or the Research Teams of specific Series of the Fund, as noted. The share ownership information is as of June 30, 2012.

Name and Title	Fund Management Role	Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager in the Series covered by this SAI	Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager in all Manning & Napier Fund Series
Sidharth Abrol, CFA, Analyst	Member of International Series Research Team	Small Cap Series – between $10,001 and $50,000	Between $100,000 and 500,000

Christian A. Andreach, CFA, Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group	Member of Senior Research Group, Member of Real Estate Series Research Team

Diversified Tax Exempt Series – between $50,001 and $100,000

Emerging Markets Series – between $10,001 and $50,000

Financial Services Series – between $1 and $10,000

Inflation Focus Equity Series – between $10,001 and $50,000

International Series –
between $50,001 and $100,000

Life Sciences Series –
between $1 and $10,000

New York Tax Exempt Series – between $50,001 and $100,000

Between $500,001 and $1,000,000

Jack Bauer, Senior Analyst/Managing Director of Fixed Income Group	Member of Senior Research Group, Member of Tax Exempt Series, Core Bond Series, Core Plus Bond Series, Global Fixed Income Series, and High Yield Bond Series Research Teams	None	Between $100,001 and $500,000

Jonathan S. Beigle, CFA, Junior Analyst	Member of Commodity Series Research Team	Small Cap Series – between $10,001 and $50,000	Between $50,001 and $100,000

Marc Bushallow, CFA, Senior High Yield Analyst	Member of Core Plus Bond Series and High Yield Bond Series Research Teams	World Opportunities Series – between $10,001 and $50,000	Between $100,001 and $500,000

Ebrahim Busheri, CFA, Senior Analyst/Managing Director of Emerging Growth Group	Member of Senior Research Group	International Series – between $10,001 and $50,000 Small Cap Series – between $10,001 and $50,000 World Opportunities Series – between $10,001 and $50,000	Between $100,001 and $500,000

Jeffrey S. Coons, Ph.D., CFA, President and Co-Director of Research	Member of Senior Research Group	None	Between $500,001 and $1,000,000

Eric L. Daniels, Senior Analyst	Member of Life Sciences Series Research Team	None	Between $1 and $10,000

Muris Demirovic, Analyst	Member of Life Sciences Series Research Team	None	None

Name and Title	Fund Management Role	Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager in the Series covered by this SAI	Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager in all Manning & Napier Fund Series
Jeffrey W. Donlon, CFA, Senior Analyst/Managing Director of Technology Group	Member of Senior Research Group, Member of Technology Series Research Team	None	Between $100,001 and $500,000

Brian P. Gambill, CFA, Senior Analyst/Managing Director of Capital Goods & Materials Group	Member of Senior Research Group	None	Between $100,001 and $500,000

R. Keith Harwood, Senior Corporate Analyst	Member of Core Bond Series, Core Plus Bond Series, and High Yield Bond Series Research Teams	None	Between $100,001 and $500,000

Jeffrey A. Herrmann, CFA, Co-Head of Global Equities, Co-Director of Research/ Managing Director of Themes & Overviews Group	Member of Senior Research Group

Life Sciences Series – between $10,001 and $50,000

Technology Series – between
$10,001 and $50,000

Small Cap Series – between
$1 and $10,000

World Opportunities Series – between $10,001 and $50,000

Emerging Markets Series – between $1 and $10,000

Inflation Focus Equity Series – between $50,001 and $100,000

Between $500,001 and $1,000,000

Michael A. Knolla, CFA, Senior Analyst	Member of Inflation Focus Equity Series Research Team	World Opportunities Series – between $1 and $10,000	Between $100,001 and $500,000

Brian W. Lester, CFA, Senior Analyst/Managing Director of Life Sciences Group	Member of Senior Research Group, Member of Life Sciences Series Research Team	Small Cap Series – between $1 and $10,000 International Series – between $50,001 and $100,000 World Opportunities Series – between $100,001 and $500,000	Between $100,001 and $500,000

Jason P. Lisiak, CFA, Senior Analyst	Member of Real Estate Series Research Team	Real Estate Series – between $10,001 and $50,000	Between $100,001 and $500,000

Michael J. Magiera, CFA, Senior Analyst/Managing Director of Real Estate Group	Member of Senior Research Group, Member of Real Estate Series Research Team

Core Bond Series – between $10,001 and $50,000

Financial Services Series – between $10,001 and $50,000

Inflation Focus Equity Series – between $10,001 and $50,000

Life Sciences Series – between $10,001 and $50,000

Real Estate Series – between $50,001 and $100,000

Small Cap Series – between $10,001 and $50,000

Technology Series –

between $10,001 and $50,000

World Opportunities Series – between $10,001 and $50,000

Over $1,000,000

Name and Title	Fund Management Role	Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager in the Series covered by this SAI	Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager in all Manning & Napier Fund Series
Jeffrey D. McCormack, CFA, Senior Analyst	Member of Life Sciences Series Research Team	Small Cap Series – between $10,001 and $50,000 World Opportunities Series – between $10,001 and $50,000	Between$100,001 and $500,000

John D. Mitchell, CFA, Senior Analyst	Member of Financial Services Series Research Team	Small Cap Series – between $10,001 and $50,000	Between $100,001 and $500,000

William Moore, CFA, Analyst	Member of Financial Services Series Research Team	None	Between $100,001 and $500,000

James Nawrocki, Senior Analyst	Member of Tax Exempt Series, Core Bond Series, Core Plus Bond Series, and Global Fixed Income Series Research Teams	None	Between $100,001 and $500,000

Christoper F. Petrosino, CFA, Senior Analyst/Managing Director of Quantitative Strategies Group	Member of Senior Research Group	Small Cap Series – between $1 and $10,000	Between $100,001 and $500,000

Robert Pickels, CFA, Senior Analyst	Member of Commodity Series Research Team

Core Plus Bond Series – between $1 and $10,000

High Yield Bond Series – between $1 and $10,000

Inflation Focus Equity Series – between $10,001 and $50,000

Real Estate Series – between $1 and $10,000

World Opportunities Series – between $1 and $10,000

Between $100,001 and $500,000

Ben V. Rozin, Analyst	Member of International Series Research Team	World Opportunities Series – between $1 and $10,000 International Series – between $10,001 and $50,000	Between $100,001 and $500,000

Ajay M. Sadarangani, CFA, Senior Analyst	Member of Financial Services Series Research Team	None	Between $100,001 and $500,000

Tariq Siddiqi, Junior Analyst	Member of Technology Series Research Team	None	Between $50,001 and $100,000

Marc Tommasi, Head of Global Investment Strategy, Senior Analyst/Managing Director of Global Strategies Group	Member of Senior Research Group, Member of International Series and Global Fixed Income Series Research Teams	None	Between $500,001 and $1,000,000

Virge J. Trotter, III, CFA, Senior Analyst/Managing Director of Services Group	Member of Senior Research Group, Member of Financial Service Series Research Team	None	Between $500,001 and $1,000,000

Jeffrey M. Tyburski, CFA, Senior Analyst	Member of Inflation Focus Equity Series Research Team	Small Cap Series – between $1 and $10,000	Between $10,001 and $50,000

Jay Welles, CFA, Senior Analyst	Member of Technology Series Research Team	None	Between $100,001 and $500,000

Compensation. Equity and fixed income analyst compensation is provided in two basic forms: a fixed base salary and bonuses. Bonuses may be several times the level of base salary for successful analysts. The analyst bonus system has been established to provide a strong incentive for analysts to make investment decisions in the best interest of MNA’s clients, including Series shareholders.

In the analyst bonus system, the gains/losses of securities recommended and reviewed by an analyst are measured over trailing 12-month, 24-month and 36-month time periods and compared to several hurdles. In the case of equity analysts, those hurdles include 0% (i.e., positive returns) and the gain/loss of the S&P 500 Index®. For fixed income analysts, the hurdles are 0% (i.e., positive returns) and the gain/loss on a representative bond benchmark such as the Barclays Capital Aggregate Index. A bonus rate is established for each time period based upon the number of hurdles surpassed by the analyst. The bonus rate could result in a negative, zero, or positive bonus for the period, generally depending upon whether no hurdles, one hurdle, or multiple hurdles are surpassed by an analyst. Bonuses are calculated by multiplying the analyst’s total gain/loss and the bonus rate for each time period and summed over the three time periods. If this calculation results in a negative bonus (e.g., returns below 0% and the benchmark index), then the negative is carried forward until the analyst achieves a positive bonus to offset the negative balance. In total, the bonus system provides incentives to pursue both downside protection and competitive returns versus benchmarks.

Additional compensation may be provided to certain research analysts in the form of fixed bonuses determined by the Co-Directors of Research or based on a portion of the bonuses paid in the analyst bonus system described above. Also, certain employees may be selected to purchase equity in the Advisor based upon a combination of performance and tenure. The Advisor may utilize a bonus when recruiting new research employees to help defray relocation costs, if applicable. Equity ownership in the Advisor represents an important incentive for senior investment professionals and serves as another method to align the long-term interest of employees with the best interest of our clients.

Management of Other Portfolios. The Advisor does not use a portfolio manager-based structure for the management of investment portfolios. Instead, the Advisor manages mutual funds, other commingled funds and separate accounts using an analyst-driven process. For funds and separate accounts, the investment recommendations made by an equity analyst will be applied to all portfolios with investment objectives for which the recommendation is appropriate. As a result, the investment professionals involved in managing the Series of the Manning & Napier Fund that invest in equities are also responsible for managing all other portfolios for clients of the Advisor that pursue similar investment objectives (“Similarly Managed Accounts”).

Accordingly, each portfolio manager listed below has been assigned portfolio management responsibility for portions of the Advisor’s Similarly Managed Accounts. The Senior Research Group sets broad investment guidelines, and the individual analysts, including those that serve on the Research Teams of Fund Series, select individual securities subject to a peer review process. Because the portfolio management role of these individuals extends across all the Advisor’s Similarly Managed Accounts that hold equities, the information for each portfolio manager listed below relates to all the Similarly Managed Accounts.

None of these accounts is subject to a performance-based advisory fee. The information below is provided as of March 31, 2012.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts	Total Assets*	Number of Accts	Total Assets	Number of Accts	Total Assets
Sidharth Abrol	23	$17,099,470,809	19	$4,682,459,969	8,133	$22,960,999,841
Christian A. Andreach	23	$17,099,470,809	19	$4,682,459,969	8,133	$22,960,999,841
Jonathan S. Beigle	23	$17,099,470,809	19	$4,682,459,969	8,133	$22,960,999,841
Ebrahim Busheri	23	$17,099,470,809	19	$4,682,459,969	8,133	$22,960,999,841
Jeffrey S. Coons	23	$17,099,470,809	19	$4,682,459,969	8,133	$22,960,999,841
Eric L. Daniels	23	$17,099,470,809	19	$4,682,459,969	8,133	$22,960,999,841
Muris Demirovic	23	$17,099,470,809	19	$4,682,459,969	8,133	$22,960,999,841
Jeffrey W. Donlon	23	$17,099,470,809	19	$4,682,459,969	8,133	$22,960,999,841
Brian P. Gambill	23	$17,099,470,809	19	$4,682,459,969	8,133	$22,960,999,841
Jeffrey A. Herrmann	23	$17,099,470,809	19	$4,682,459,969	8,133	$22,960,999,841
Michael A. Knolla	23	$17,099,470,809	19	$4,682,459,969	8,133	$22,960,999,841
Brian W. Lester	23	$17,099,470,809	19	$4,682,459,969	8,133	$22,960,999,841
Jason P. Lisiak	23	$17,099,470,809	19	$4,682,459,969	8,133	$22,960,999,841
Michael J. Magiera	23	$17,099,470,809	19	$4,682,459,969	8,133	$22,960,999,841
Jeffrey D. McCormack	23	$17,099,470,809	19	$4,682,459,969	8,133	$22,960,999,841
John D. Mitchell	23	$17,099,470,809	19	$4,682,459,969	8,133	$22,960,999,841
William Moore	23	$17,099,470,809	19	$4,682,459,969	8,133	$22,960,999,841
Christopher F. Petrosino	23	$17,099,470,809	19	$4,682,459,969	8,133	$22,960,999,841
Robert Pickels	23	$17,099,470,809	19	$4,682,459,969	8,133	$22,960,999,841
Ben V. Rozin	23	$17,099,470,809	19	$4,682,459,969	8,133	$22,960,999,841
Ajay M. Sadarangani	23	$17,099,470,809	19	$4,682,459,969	8,133	$22,960,999,841
Tariq Siddiqi	23	$17,099,470,809	19	$4,682,459,969	8,133	$22,960,999,841
Marc Tommasi	23	$17,099,470,809	19	$4,682,459,969	8,133	$22,960,999,841
Virge J. Trotter, III	23	$17,099,470,809	19	$4,682,459,969	8,133	$22,960,999,841
Jay Welles	23	$17,099,470,809	19	$4,682,459,969	8,133	$22,960,999,841

*	At times assets of the Other Accounts in column 3 may be invested in these registered investment companies.

The Advisor’s fixed income portfolio managers manage the fixed income portion of the Inflation Focus Equity Series, other fixed income series of the Fund, separate accounts with fixed income objectives, and the fixed income portions of mixed asset class investment accounts, other pooled investment vehicles, and separate accounts. Because the portfolio management role of these individuals extends across all the Advisor’s accounts that hold fixed income securities, the information for each portfolio manager listed below relates to all the other accounts under the Advisor’s management. These accounts are not subject to performance-based fees. The information below is provided as of March 31, 2012.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts	Total Assets*	Number of Accts	Total Assets	Number of Accts	Total Assets
Jack Bauer	16	$6,005,043,220	16	$3,758,044,092	7,397	$12,312,071,845
Marc Bushallow	16	$6,005,043,220	16	$3,758,044,092	7,397	$12,312,071,845
R. Keith Harwood	16	$6,005,043,220	16	$3,758,044,092	7,397	$12,312,071,845
James Nawrocki	16	$6,005,043,220	16	$3,758,044,092	7,397	$12,312,071,845

*	At times assets of the Other Accounts in column 3 may be invested in these registered investment companies.

Management of Conflicts of Interest. The Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

For the Fund, other pooled investment vehicles, and Other Accounts that have authorized it to do so, the Advisor trades equities and most fixed income investments on an aggregate basis to increase efficiency of execution. Fixed income securities in the Core Bond Series and Core Plus Bond Series are also generally traded on a aggregate basis. In the event of a partially filled order, the Advisor allocates securities first to the Core Bond Series and Core Plus Series and then uses a computer-generated randomizer to objectively assign the order of execution among other accounts. Each account that participates in an aggregated order on a particular execution will participate at the average security price with all transaction costs shared on a pro-rata basis.

The Advisor’s trading function for equities and most fixed income investments (other than certain fixed income investments, such as new bond issues, as discussed below) is separate from its research function; that is, the individuals recommending and approving security purchases are not the same individuals responsible for executing the trades. For equities and most fixed income securities trades, traders exercise individual discretion in order to get the Advisor’s clients the best possible execution on trades, but guidelines as to security, position size, and price are set by the analysts recommending the security. Proprietary and third-party reporting systems monitor implementation of trading programs across the account base. To remove the incentive for unauthorized trading and speculation in client accounts, traders are not compensated for profits generated, since investment directives are issued from outside the trading area and then merely implemented by the traders. In addition, the compensation program for individuals recommending securities purchases are based on the returns of the particular security recommended, rather than on the performance of any individual account.

For the Tax Exempt Series, High Yield Bond Series, and Global Fixed Income Series, the trading function for the Series is separate from the trading function for other accounts. For these Series, the respective Series’ Research Team identifies the securities to be purchased and a member of the team executes the trades. The team members do not execute trades in the types of securities held in the Series’ portfolios for other accounts managed by the Advisor. Rather, when similar fixed income securities are to be purchased for such other accounts, traders exercise individual discretion in order to get the Advisor’s clients the best possible execution on trades, but strict guidelines as to security, position size, and price are set by the analysts recommending the security.

Occasionally, such as when purchasing new bond issues, a member of the Advisor’s fixed income group identifies the securities to be purchased and a member of the team executes the trades. With respect to any account of the Advisor not receiving a full allocation, the Advisor may purchase more bonds on behalf of such account in the secondary market. In such case, the purchase price of such bonds will likely be different than that of the initial issue.

Portfolio Transactions and Brokerage

The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Advisor shall select such broker-dealers (“brokers”) as shall, in the Advisor’s judgment, implement the policy of the Fund to achieve “best execution”, i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker, the size and difficulty in executing the order and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. The Advisor is also authorized to consider whether a broker provides brokerage and/or research services to the Fund and/or other accounts of the Advisor. The Fund understands that a substantial amount of its portfolio transactions may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances the Advisor may make purchases of underwritten issues for the Fund at prices which include underwriting fees. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Fund, the Advisor, or any affiliate of either to the extent permitted by law. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The research which the Advisor receives for the Fund’s brokerage commissions, whether or not useful to the Fund, may be useful to the Advisor in managing the accounts of the Advisor’s other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

Brokerage Commissions Paid in Last Three Fiscal Years. The following Series paid brokerage commissions during the past three fiscal years.

	2009	2010	2011
Small Cap Series	$462,375	$610,344	$526,585
Technology Series	$381,482	$332,748	$369,508
International Series	$207,448	$160,015	$444,815
World Opportunities Series	$8,398,596	$8,605,735	$13,004,386
Life Sciences Series	$790,489	$700,770	$749,644
Financial Services Series	$453,517	$193,637	$229,267
Core Plus Bond Series	$1,294	$7,478	$6,286
Core Bond Series	N/A	$724	$1,011
Real Estate Series*	$84,481	$87,381	$202,667
High Yield Bond Series**	$9,738	$4,924	$3,098
Emerging Markets Series***	N/A	N/A	$134,834
Inflation Focus Equity Series****	N/A	N/A	$92,890

*	The Series commenced operation on November 10, 2009.
**	The Series commenced operation on September 14, 2009.
***	The Series commenced operation on November 16, 2011.
****	The Series commenced operation on August 23, 2011.

The brokerage commissions paid by the Series will vary year to year based on the market environment and the investment opportunities identified over the year, as well as the level of cash flows.

The brokerage commissions for the Small Cap Series were lower in 2009 than in the following years because the Advisor traded less actively during 2009. The brokerage commissions for the Financial Services Series were moderately higher in 2009 than the following years because the Advisor took advantage of the extreme volatility in the equity markets during 2009 to reposition the portfolio. The brokerage commissions for the Core Plus Bond Series were higher in 2010 and 2011 than in 2009 due to the Series’ increased trading in ETFs during 2010 and 2011. The brokerage commissions for the High Yield Bond Series were higher in 2009 than in the following years due to its sizable investment in ETFs when the Series was first activated. The brokerage commissions for the International Series and Real Estate Series were higher in 2011 than in the previous years due to an increase in each Series’ net assets. The brokerage commissions for the World Opportunities Series were higher in 2011 than in the previous years due to increased trading in the Series in response to increased shareholder activity.

During the last three fiscal years, the Tax Exempt Series did not incur any brokerage commissions.

There were no brokerage commissions paid to affiliates during the last three fiscal years.

Directed Brokerage. For the fiscal year ended December 31, 2011, the following Series paid brokerage commissions to brokers because of research services provided as follows:

Series	Brokerage Commissions Directed in Connection with Research Services Provided	Aggregate Dollar Amount of Transactions for which Such Commissions Were Paid
Small Cap Series	$526,585	$293,299,252
Technology Series	$369,508	$261,343,083
International Series	$444,815	$312,205,013
World Opportunities Series	$13,004,386	$8,428,044,913
Life Sciences Series	$749,644	$420,565,111
Financial Services Series	$229,267	$170,307,756
Core Plus Bond Series	$6,286	$20,280,489
Core Bond Series	$1,011	$3,729,930
Real Estate Series	$202,667	$146,140,740
High Yield Bond Series	$3,098	$9,156,012
Emerging Markets Series	$134,834	$69,559,539
Inflation Focus Equity Series	$92,890	$76,722,945

Regular Broker-Dealers. The Fund’s regular broker-dealers are (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Fund; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (iii) the ten broker-dealers that sold the largest dollar amount of Series shares. During the fiscal year ended December 31, 2011, the following Series purchased securities issued by the Fund’s regular broker-dealers:

Series	Regular Broker-Dealer	Value of Portfolio Holdings as of 12/31/11 (000’s omitted)
Core Bond Series	Bank of America Securities LLC	$4,765
	Citigroup Global Markets, Inc.	$1,833
	JPMorgan Securities	$4,844
	UBS Securities, LLC	$308

Core Plus Bond Series	Bank of America Securities LLC	$23,564
	JPMorgan Securities	$15,420
	Citigroup Global Markets, Inc.	$6,034
	UBS Securities, LLC	$1,088

Financial Services Series	JPMorgan Securities	$5,353
	Bank of New York Mellon Corp.	$6,012
	Deutsche Bank Securities, Inc.	$1,364

	Barclays Bank Plc	$1,298
High Yield Bond Series	Bank of America Securities LLC	$1,710

Net Asset Value

The NAV is determined on each day that the NYSE is open for trading. In determining the NAV of each Series’ shares, common stocks that are traded over-the-counter or listed on national securities exchanges other than the NASDAQ National Market System are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the NYSE (generally 4:00 p.m., Eastern time), or, in the absence of recorded sales, at the closing bid prices on such exchanges. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. Unlisted securities that are not included in such NASDAQ National Market System are valued at the quoted bid prices in the over-the-counter market. Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in regulated investment companies are valued at their NAV per share on valuation date. All securities initially expressed in foreign currencies will be converted to U.S. dollars using current exchange rates. Short securities positions are accounted for at value, using the same method of valuation described above. Securities and other assets for which market quotations are not readily available or for which the Advisor deems the market quotations to be unreliable are valued by appraisal at their fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used as approved by the Fund’s Board of Directors.

The foreign securities held by the Series may be listed on foreign exchanges that trade on days when the NYSE is not open and the Series do not price their shares. As a result, the NAV of a Series may change at a time when shareholders are not able to purchase or redeem shares.

If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value taking this trading or these events into account.

Federal Tax Treatment of Dividends and Distributions

The following is only a summary of certain tax considerations generally affecting the Series and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

The following discussion of certain federal income tax consequences is based on the Code, and the regulations issued thereunder as in effect on the date of this SAI. New legislation, certain administrative changes, or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Congress passed the Regulated Investment Company Modernization Act on December 22, 2010 (the “RIC Mod Act”) which makes certain beneficial changes for regulated investment companies and their shareholders. Some of these changes are referenced below. In general, the RIC Mod Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a regulated investment company for “inadvertent” failures of the asset diversification and/or qualifying income tests described below. Additionally, the RIC Mod Act allows capital losses to be carried forward indefinitely and retain the character of the original loss, exempts certain regulated investment companies from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of income and gains.

Qualification as a Regulated Investment Company. It is the policy of each Series to qualify for the favorable tax treatment accorded regulated investment companies under Subchapter M of the Code. By following such policy, each of the Series expects to be relieved of federal income tax on investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) timely distributed to shareholders.

In order to qualify as a regulated investment company each Series must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (the “90% Test”); and (2) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Series’ total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Series’ total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of any other regulated investment company) or the securities (other than the securities of other regulated investment companies) of two or more issuers that are engaged in the same, similar, or related trades or businesses if the Series owns at least 20% of the voting power of each such issuer, or the securities of one or more qualified publicly traded partnerships. These requirements may restrict the degree to which the Series may engage in certain hedging transactions and may limit the range of the Series’ investments. If a Series qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes each year to the shareholders, provided the Series distributes at least (a) 90% of its “investment company taxable income” (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital loss) and (b) 90% of its net exempt interest income (the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income).

If a Series fails to satisfy the qualifying income or diversification requirements in any taxable year, it may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. If these relief provisions are not available to a Series for any year in which it fails to qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income for individual shareholders. In addition, the Series could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company under Sub-chapter M of the Code.

For taxable years beginning after December 22, 2010, each Series may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Series’ taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing the Series’ distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The RIC Mod Act changed the treatment of capital loss carryovers for regulated investment companies. The new rules, which are similar to those that apply to individuals, provide that such losses are carried over by a fund indefinitely. Thus, if a Series has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess of the Series’ net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Series’ next taxable year, and the excess (if any) of the Series’ net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Series’ next taxable year. Certain transition rules require post-enactment capital losses to be utilized first, which, depending on the circumstances for the Series, may result in the expiration of unused pre-enactment losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Series experiences an ownership change as defined in the Code.

Excise Tax. If a Series fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98.2% of its capital gain net income (the excess of short and long term capital gains over short and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior year), the Series will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. The Series generally intend to make sufficient distributions to avoid imposition of this tax. A Series may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Series to satisfy the requirements for qualification as a regulated investment company.

Distributions and Dividends. Each Series. except the Tax Exempt Series, receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Series, constitutes their net investment income from which dividends may be paid to you. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets)) to the extent that a Series receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). In order for some portion of the dividends received by a Series’ shareholder to be qualified dividend income, the Series must meet the holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Series’ shares.

Any distribution by a Series may be taxable to shareholders regardless of whether it is received in cash or in additional shares. The Series may derive capital gains and losses in connection with sales or other dispositions of the portfolio securities. Distributions from net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from net long-term capital gains will be taxable to shareholders as long-term capital gains regardless of how long the shares have been held. Currently the maximum tax rate on long-term capital gains is 15% (lower rates apply to individuals in lower tax brackets). Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains noted above will cease to apply to taxable years beginning after December 31, 2012. Certain distributions may qualify for a dividends-received deduction for corporate shareholders, subject to holding period requirements and other limitations under the Code, if they are attributable to the qualifying dividend income a Series receives from a domestic corporation and are properly designated by that Series.

The Series will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year. Shareholders who have not held the Series’ shares for a full year should be aware that the Series may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Series.

Distributions declared in October, November, or December to shareholders of record during those months and paid during the following January are treated as if they were received by each shareholder on December 31 of the year in which they are declared for tax purposes.

If a Series’ distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Series’ shares and result in higher reported capital gain or lower reported capital loss when those shares on which a distribution was received are sold.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale, exchange, or redemption of shares of the Series).

Sale, Exchange, or Redemption of Shares. Any gain or loss recognized on a sale, exchange or redemption of shares of a Series by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

At the beginning of every year, the Fund will provide shareholders with a tax reporting statement containing information detailing the estimated tax status of any distributions that the Fund paid during the previous calendar year. REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues the tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Legislation passed by Congress in 2008 requires each Series (or its administrative agent) to report to the Internal Revenue Service and furnish to shareholders the cost basis information for shares of the Series purchased on or after January 1, 2012, and sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of shares, the Series will also be required to report the cost basis information for such shares and indicate whether the shares had a short-term or long-term holding period. Each time a shareholder sells shares, the Series will permit the shareholder to elect from among several Internal Revenue Service accepted cost basis methods, including average cost. In the absence of an election, the Series will use average cost. The cost basis method elected by the shareholder (or the cost basis method applied by default) for each sale of shares may not be changed after the settlement date of each such sale of shares. Shareholders should consult with their tax advisors to determine the best Internal Revenue Service accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of shares of the Series will continue to apply to all shares acquired through December 31, 2011, and sold on and after that date.

The Fund’s investment in REITs may require the Fund to pass through certain “excess inclusion income” as “unrelated business taxable income” (“UBTI”). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in the Series regarding this issue and recent IRS pronouncements regarding the treatment of such income in the hands of such investors.

Taxation of Series Investments. With respect to investments in zero coupon securities which are sold at original issue discount (“OID”) and thus do not make periodic cash interest payments, a Series will be required to include as part of its current income the imputed interest on such obligations even though the Series has not received any interest payments on such obligations during that period. Because each Series distributes all of its net investment income to its shareholders, a Series may have to sell securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss. Special rules apply if a Series holds inflation-indexed bonds. Generally, all stated interest on such bonds is recorded as income by the Series under its regular method of accounting for interest income. The amount of positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The OID is included in the Series’ gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of the Series’ OID in a taxable year with respect to a bond will increase the Series’ taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Series may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustments, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in the Series’ income with respect to the bond for the taxable year.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Series to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The status of certain swap agreements and other commodity-linked derivative instruments under tests to qualify as a regulated investment company under Subchapter M of the Code has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from certain commodity-linked swaps in which a mutual fund invests will not be considered qualifying income after September 30, 2006. After such time, each Series will therefore restrict its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income.

A Series’ transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, foreign entities treated as investment companies, derivative securities and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Series, defer losses to the Series, cause adjustments in the holding periods of the Series’ assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Series’ income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Series will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Series.

Each Series is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Series may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Series. It is anticipated that any net gain realized from the closing out of futures or options contracts with respect to securities will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% Test. Each Series distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Series’ fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Series’ other investments and shareholders are advised on the nature of the distributions.

Each of the High Yield Bond Series, Core Bond Series, and Core Plus Bond Series is expected to distribute primarily ordinary income dividends derived from interest earned on its investments in debt securities. The Series may also invest in certain derivative securities, including index-linked notes. Investment by these Series in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, the Series could be required to recognize annually a portion of the discount (or deemed discount) at which securities were issued and distribute such portion in order to maintain its qualification as a regulated investment company. In order to generate cash to satisfy the distribution requirements of the Code, the Series may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources.

Certain underlying funds and ETFs may not produce qualifying income for purposes of the 90% Test (as described above) which must be met in order for a Series to maintain its status as a regulated investment company under the Code. If one or more underlying funds and/or ETFs generates more non-qualifying income for purposes of the 90% Test than the Series’ portfolio management expects it could cause the Series to inadvertently fail the 90% Test thereby causing the Series to inadvertently fail to qualify as a regulated investment company under the Code.

Transactions by a Series in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Series (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Series and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Series to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Series to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the regulated investment company distribution requirements for avoiding income and excise taxes. Each Series intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Series as a regulated investment company and minimize the imposition of income and excise taxes.

Dividends and interest received by a Series may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Series’ total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Series will be eligible to, and may, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions’ income taxes paid by the Series. If the Series were to make such an election, the Series would treat those taxes as dividends paid to its shareholders. Each shareholder would be required to include a proportionate share of those taxes in gross income as income received from a foreign source and to treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax. If a Series makes the election, it will report annually to its shareholders the respective amounts per share of the Series’ income from sources within, and taxes paid to, foreign countries and United States possessions.

Foreign tax credits, if any, received by a Series as a result of an investment in another regulated investment company (including an ETF which is taxable as a regulated investment company) will not be passed through to you unless the Series qualifies as a “qualified fund of funds” under the Code. If the Series is a “qualified fund of funds” it will be eligible to file an election with the IRS that will enable it to pass along these foreign tax credits to its shareholders. A Series will be treated as a “qualified fund of funds” if at least 50% of the value of the Series’ total assets (at the close of each quarter of the Series’ taxable year) is represented by interests in other regulated investment companies.

If a Series owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFIC,” the Series will be subject to one of the following special tax regimes: (i) the Series is liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Series as a dividend to its shareholders; (ii) if the Series were able and elected to treat a PFIC as a “qualifying electing fund” or “QEF,” the Series would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Series’ pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Series; or (iii) the Series may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Backup Withholding. In certain cases, a Series will be required to withhold and remit to the U.S. Treasury 28% of any taxable dividends, capital gain distributions and redemption proceeds paid to a shareholder (1) who has failed to provide a correct and properly certified taxpayer identification number, (2) who is subject to backup withholding by the Internal Revenue Service, (3) who has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) who has failed to certify that he or she is a U.S. person (including a U.S. resident alien). This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Foreign Shareholders. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for the Series’ taxable years beginning on or before December 31, 2011, interest related dividends and qualified short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such interest-related dividends, and of long-term capital gains and any gains from the sale or other disposition of shares of a Series generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year. Certification of foreign status by such shareholders also will generally be required to avoid backup withholding on capital gain distributions and redemption proceeds. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

For taxable years beginning after December 31, 2013, a U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds of sales in respect of Series shares received by shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Series will not pay any additional amounts in respect to any amounts withheld.

Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax and the proper withholding form(s) to be submitted to the Series.

Potential Reporting Requirements. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company such as the Series are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Additional Tax Information Concerning the New York Tax Exempt, Ohio Tax Exempt and Diversified Tax Exempt Series — The New York Tax Exempt Series, Ohio Tax Exempt Series and Diversified Tax Exempt Series (the “Tax Exempt Series”) are designed to provide shareholders with current tax exempt interest income and are not intended to constitute a balanced investment program. By meeting certain requirements of the Code, each Tax Exempt Series intends to qualify to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you. In addition, for the New York Tax Exempt and Ohio Tax Exempt Series, to the extent that exempt-interest dividends are derived from interest on obligations of the respective states or their respective political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), these dividends also may be exempt from New York state and Ohio state income taxes, respectively. Income from municipal securities of states other than New York and Ohio generally does not qualify as tax-free in New York or Ohio, respectively. With respect to the Diversified Tax Exempt Series, a portion of its dividends may be exempt in a shareholder’s state of residence. Each Tax Exempt Series will report the portion of its dividends that are derived from interest on obligations in each respective state. Because of these tax exemptions, an investment in a Tax Exempt Series may not be a suitable investment for retirement plans and other tax-exempt investors, or for residents of states other than New York and Ohio for the New York Tax Exempt and Ohio Tax Exempt Series, respectively. The rules described above do not apply to corporate shareholders and such shareholders should consult with their tax advisor concerning the application of these rules to their state tax reporting.

Certain recipients of Social Security and railroad retirement benefits may be required to take into account income from the Tax Exempt Series in determining the taxability of their benefits. In addition, the Tax Exempt Series may not be an appropriate investment for shareholders that are “substantial users” or persons related to such users of facilities financed by private activity bonds or industrial revenue bonds. A “substantial user” is defined generally to include certain persons who regularly use a facility in their trade or business. Shareholders should consult their tax advisers to determine the potential effect, if any, on their tax liability of investing in the Tax Exempt Series.

Exempt-interest dividends may nevertheless be subject to the alternative minimum tax (the “Alternative Minimum Tax”) imposed by Section 55 of the Code. The Alternative Minimum Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain “private activity bonds” issued after August 7, 1986, will generally be an item of tax preference (and therefore potentially subject to the Alternative Minimum Tax) for both individual and corporate shareholders. Second, all tax exempt interest dividends, regardless of when the bonds from which they are derived were issued or whether they were derived from private activity bonds, will be included in the corporation’s “adjusted current earnings”, as defined in Section 56(g) of the Code, in calculating the corporation’s alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

The deduction otherwise allowable to property and casualty insurance companies for “losses incurred” will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during the taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a “branch profits tax” on their “dividend equivalent amount” for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their “passive investment income”, which could include exempt-interest dividends.

Issuers of bonds purchased by the Tax Exempt Series (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with the covenants.

Under the Code, if a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

Although the Tax Exempt Series do not expect to earn any investment company taxable income (as defined by the Code), any income earned on taxable investments will be distributed and will be taxable to shareholders as ordinary income. In general, “investment company taxable income” comprises taxable net investment income plus the excess, if any, of net short-term capital gains over net long-term capital losses. The Tax Exempt Series would be taxed on any undistributed investment company taxable income. Since any such income will be distributed, it is anticipated that no such tax will be paid by the Tax Exempt Series.

State and Local Taxes. Distributions by the Series to shareholders and the ownership of shares may be subject to state and local taxes. Therefore, shareholders are urged to consult with their tax advisors concerning the application of state and local taxes to investments in the Series, which may differ from the federal income tax consequences.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Series. Investments in Ginnie Mae or Fannie Mae securities, bankers acceptances, commercial paper, and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-fee treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult with their tax advisors regarding whether, and under what conditions, such exemption is available.

Shareholders should consult their own tax advisors regarding the effect of federal, state and local taxes affecting an investment in shares of the Series.

Performance Reporting

The performance of the Series of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. It may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Series’ annual reports contain additional performance information. These reports are available without charge at the Fund’s website, www.manning-napier.com, or by calling 1-800-466-3863.

Financial Statements

Except for the Commodity Series and Global Fixed Income Series, each Series’ audited financial statements, including the report of PwC thereon, from the Series’ Annual Reports for the fiscal year ended December 31, 2011 are hereby incorporated by reference into this SAI. These Reports may be obtained without charge by calling 1-800-466-3863. Because the Commodity Series and Global Fixed Income Series were not active during the 2011 fiscal year, no 2011 financial statements were prepared for these Series. The financial statements with respect to the Series have been audited by PwC. A copy of the December 31, 2011 Annual Report(s) to Shareholders must accompany the delivery of this SAI.

Appendix A - Description of Bond Ratings1

Moody’s Investors Service, Inc. (“Moody’s”) Short-Term Prime Rating System - Taxable Debt and Deposits Globally

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for Bank Deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer’s branch is located are not incorporated into Moody’s short-term debt ratings.

If an issuer represents to Moody’s that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

[1]

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund’s fiscal year-end.

Moody’s Municipal and Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicated that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicated a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s may also assign conditional ratings to municipal bonds. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by 9(a) earnings of projects under constructions, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Standard & Poor’s Short-Term Issue Credit Ratings

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Standard & Poor’s Municipal and Corporate Bond Ratings

Aaa: An obligation rated Aaa has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments are jeopardized.

Plus (+) or Minus (-): The rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories. Standard & Poor’s ratings may also be indicated by “NR.” This designation indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Standard & Poor’s may also assign conditional ratings to municipal bonds. The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood, of or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Appendix B - Procedures for the Nominating Committee’s Consideration of

Potential Nominees Submitted by Stockholders

A nominee for nomination as a Director submitted by a stockholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:

1.	A stockholder or group of stockholders (referred to in either case as a “Nominating Stockholder”) that, individually or as a group, has beneficially owned at least 5% of the Fund’s common stock for at least two years prior to the date the Nominating Stockholder submits a candidate for nomination as a Director may submit one candidate to the Committee for consideration at an annual meeting of stockholders.

2.	The Nominating Stockholder must submit any such recommendation (a “Stockholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

3.	The Stockholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than the date specified in a public notice by the Fund. Such public notice shall be made at least 30 calendar days prior to the deadline for submission of Stockholder Recommendations. Such public notice may be given in a stockholder report or other mailing to stockholders or by any other means deemed by the Committee or the Board of Directors to be reasonably calculated to inform stockholders.

4.	The Stockholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Stockholder (the “candidate”); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Stockholder or an Associated Person of the Nominating Stockholder (as defined below); (C) the class or Series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Stockholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder; (E) whether the Nominating Stockholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background ; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the Nominating Stockholder’s consent to be named as such by the Fund; (v) the class or Series and number of all shares of the Fund owned beneficially and of record by the Nominating Stockholder and any Associated Person of the Nominating Stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Stockholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Stockholder. “Associated Person of the Nominating Stockholder” as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Stockholder or (b) any person required to be identified pursuant to clause (vi).

5.	The Committee may require the Nominating Stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Stockholder to serve on the Board. If the Nominating Stockholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

Appendix C – Manning & Napier Advisors, LLC Proxy Policy and Procedures

Manning & Napier Group of Companies

PROXY POLICY

Policy

BACKGROUND

Proxy policy has had a lengthy history in the investment world. The Department of Labor’s (“DOL”) active voice in proxy policy began in 1998 with the Avon letter followed by the Proxy Project Report in 1989. Each notice by the DOL further defined and clarified the importance of exercising proxy votes in an active and diligent manner. Unless the plan documents explicitly reserve voting authority to the trustee, the investment manager has the authority – and the obligation – to vote as a fiduciary.

The Monks letter, issued by the DOL in January 1990, stated that the investment manager has a fiduciary obligation to match proxies received with holdings on a record date and to take reasonable steps to ensure that the proxies for which it is responsible are received. It further states that the named fiduciary who appointed the investment manager must periodically monitor the activities of the investment manager, which includes the monitoring of proxy procedures and proxy voting.

In 1994, the DOL issued Interpretive Bulletin #94-2, (the “Bulletin”), which summarizes the Department’s previous statements on the duties of ERISA fiduciaries to vote proxies relating to shares of corporate stock, and describes the Department’s view of the legal standards imposed by ERISA on the use of written statements of investment policy, including proxy voting. The Bulletin “reaffirms its longstanding position that plan officials are responsible for voting proxies, unless that responsibility has been delegated to an investment manager. In that case, plan officials should monitor the manager’s activities.”

The Bulletin concludes, “where the authority to manage plan assets has been delegated to an investment manager, the general rule is that the investment manager has the sole authority to vote proxies relating to such plan assets. If the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility would lie with the trustee or with the named fiduciary who has reserved to itself (or another authorized fiduciary) the right to direct the plan trustee regarding the voting of proxies.” The Bulletin notes that a reservation could be limited to the voting of only those proxies relating to specified assets or issues.

In 2003, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Investment Advisers Act of 1940 to require registered investment advisors and registered mutual fund companies to provide disclosure on voting proxies. The amendments require notification to clients of the method to obtain proxy records and policy. The advisor is required to disclose voting records and make available policies and procedures reasonably designed to ensure that the advisor votes proxies in the best interests of their clients.

PROXY POLICY

In accordance with the guidelines of the DOL and the SEC, it is Manning & Napier’s policy regarding proxies to:

1	Discharge our duties prudently, in the interest of plans, plan fiduciaries, plan participants, beneficiaries, clients and shareholders (together “clients”).

2	Act prudently in voting of proxies by considering those factors which would affect the value of client assets.

3	Maintain accurate records as to voting of such proxies that will enable clients to periodically review voting procedures employed and actions taken in individual situations.

4	Provide, upon request, a report of proxy activity for clients reflecting the activity of the portfolio requested.

5	By following our procedures for reconciling proxies, take reasonable steps under the particular circumstances to ensure that proxies for which we are responsible are received by us.

6	Make available, upon request, this policy to all plan fiduciaries, client, and shareholders.

7	Comply with all current and future applicable laws, rules, and regulation governing proxy voting.

Procedures

INTRODUCTION

“Proxy Season” is generally defined as February to June (although there are meetings held throughout the year, this is the peak period). During this time, Manning & Napier receives thousands of proxies and annual statements for processing. The purpose of this section of the booklet is to explain our process in accordance with SEC and DOL requirements. This booklet can be retained to satisfy the DOL requirement that fiduciaries monitor the voting procedures of the investment manager.

ARRIVAL OF THE PROXIES

The majority of proxy ballots are received electronically through a centralized system used by many custodians. This electronic link allows for daily notification, monitoring, efficient voting and record keeping of the Firm’s proxy voting activity.

However, some proxies are still received in paper form and are mailed to the Firm. When proxies are received from the Post Office, they are delivered to the Firm and provided to our Proxy Department.

FILE ORGANIZATION AND VOTING DIRECTION

A. Procedures for Manning Yield Dividend-Focus Portfolio and Manning & Napier Fund, Inc. Dividend Focus Series

When the proxies arrive, the Corporate Actions & Proxy Processor logs the proxy into our centralized proxy management software, creates a file containing proxy materials, inserts an analyst checklist, and adds any proxy materials received. For each proxy, the Corporate Actions & Proxy Processor will then determine whether the security that is the subject of the proxy is held by the Dividend Focus Series and one or more other series with the Manning & Napier Fund, Inc. (the “Fund”).

With respect to a security held by the Dividend Focus Series and one or more other series of the Fund, such proxies will be voted in accordance with Manning & Napier’s Proxy Guidelines and the procedures described under sub-section B below. All other proxies for the Dividend Focus Series and all proxies for the Manning Yield Dividend-Focus Portfolio will be voted by ISS Group, an independent company that specializes in providing a variety of proxy-related services, in accordance with ISS Group’s written proxy voting policies and procedures (“ISS Proxy Procedure”).

In light of the foregoing, Manning & Napier has reviewed and determined that ISS Proxy Procedures are consistent with Manning & Napier’s Proxy Policy and its fiduciary duty with respect to its clients. Manning & Napier will review any material amendments to ISS Proxy Procedures to determine whether such procedures continue to be consistent with Manning & Napier’s Proxy Policy and its fiduciary duty with respect to it clients. A summary of ISS Proxy Procedures is attached as an addendum to this policy.

B. Procedures for All Other Investment Companies and Clients

When the proxies arrive, the Corporate Actions & Proxy Processor logs the proxy into our centralized proxy management software, creates a file containing proxy materials, inserts an analyst checklist, adds any proxy materials received, and forwards to the Research Administrative Assistant. The Research Administrative Assistant logs the proxy receipt onto her proxy log, enters the votes into the centralized proxy management software according to Manning & Napier proxy policy guidelines, prints the proxy report, reviews issues and adds reference materials. The proxy is then forwarded to the appropriate analyst. The analyst reviews the materials, reviews the proxy report, indicates his agreement with votes according to Manning & Napier proxy procedures and approves by signature and returns the file to the Research Administrative Assistant. The Research Administrative Assistant then checks the proxy folder to make sure the analyst has signed both the proxy vote report and the non-conflict of interest form stapled in the back cover of the proxy folder. The proxy log is marked as complete and the file is returned to the Corporate Actions & Proxy Processor. If voting is contrary to the general recommendations of Manning & Napier’s Proxy Guidelines on any issue, the analyst must document why this vote is in the economic best interest of shareholders. Also, the rationale for votes on issues for which these guidelines do not make general recommendations must be documented. These votes and rationales are later reported upon request to fiduciaries, clients and shareholders in the Proxy Voting Report. The Corporate Actions & Proxy Processor is responsible for maintaining the proxy files by security, by year and provides safekeeping of the documents. Vote decisions are kept in the folders as well as the proxy database. In the event of an error in voting, the Manager of Research Administration will complete the error write-up and notify the CCO.

If the Firm and/or its affiliates own greater than a 5% position in a company, the proposed proxy vote should be approved by one of the Directors of Research.

If the Firm and/or its affiliates own greater than a 25% position in an iShares Exchange Traded Fund, we will vote the shares in the same proportion as the vote of all other holders of shares of such iShares fund.

CORPORATE ACTIONS

The monitoring of corporate actions is done by the Corporate Actions & Proxy Processor in the Operations Department. The firm subscribes to CCD Incorporated (Capital Changes Incorporated), an online Corporate Actions monitoring company. With this subscription, the Firm is able to check daily corporate actions for clients’ holdings and retrieve historical data as well. The Corporate Actions Coordinator is also in contact with the Mutual fund Accounting Department and the sub-transfer agent for the Fund as they all share/verify information regarding corporate actions. Voluntary corporate actions are verified through Bloomberg and with the custodian. Verification of mandatory corporate actions is done monthly through our Reconciling Department.

CONFLICTS OF INTEREST

There are potential conflicts of interest that may arise in connection with the Firm or the Analyst responsible for voting a company’s proxy. Examples of potential conflicts may include the following: (1) the voting Analyst is aware that a client of the advisor or its affiliates is a public company whose shares are held in client portfolios; (2) the voting Analyst (or a member of their immediate family) of the advisor or its affiliates also has a personal interest in the outcome of a matter before shareholders of a particular security that they cover as an Analyst; (3) an employee (or a member of their immediate family) of the advisor or its affiliates is a Director or Officer of such security; (4) an employee (or a member of their immediate family) is a Director candidate on the proxy; or (5) the voting Analyst (or a member of their immediate family), the advisor or its affiliates have a business relationship with a participant in a proxy contest, corporate director or director candidates.

In recognizing the above potential conflicts, the following controls have been put in place: (1) a written confirmation provided in the proxy folder that no conflict of interest exists with respect to each proxy vote to be completed by the Analyst. If an Analyst indicates an affirmative response to any of the above conflicts identified such Analyst shall be immediately removed from the responsibility of voting such proxy; and (2) a Proxy Policy committee has been created to resolve any apparent or potential conflicts or interest. The Proxy Policy Committee may utilize the following to assist in seeking resolution (including, without limitation, those instances when the Advisor potentially has an institutional conflict): (1) voting in accordance with the guidance of an independent consultant or outside counsel; (2) designation of a senior employee of committee member to vote that has neither a relationship with the company nor knowledge of any relationship between the advisor or its affiliates with such company; (3) voting in proportion to other shareholders of the issuer; (4) voting in other ways that are consistent with the advisor and its affiliates obligation to vote in clients’ collective best interest.

The Proxy Policy Conflicts Committee is responsible for developing procedures to identify material conflicts of interest with respect to the activities of Manning & Napier and RiskMetrics.

PROXY RECONCILIATION

Manning & Napier has a customized computer program designed to produce a proxy reconciliation report which prints in detail all of the information necessary to match the proxies of a ballot to the holdings on the record date. After both electronic and paper ballots have been matched to the holdings on the record date, voted pursuant to the procedures and returned to the company, a review of the proxy report will show any proxies not received. In the event a proxy is not received, an email is sent to the custodian requesting a control number so that the votes can be entered manually online.

In the event a proxy ballot is received by Manning & Napier for a security which we do not have investment discretion or proxy authority, a best effort will be made to redirect the proxy to the record owner.

OUTSIDE VENDOR

Manning & Napier Advisors, LLC has an established proxy policy with detailed procedures and guidelines. Manning & Napier’s policy is to monitor and vote proxies in the best interest of our clients and in compliance with applicable laws, rules and regulations. The Firm may outsource its proxy voting, including when the Firm has identified a conflict of interest, for certain products.

INQUIRIES

If you have any questions regarding our proxy voting procedures or if you would like to obtain a copy of our voting record for your holdings, please direct your written request to your Account Representative.

Guidelines

ANALYSTS’ GUIDELINES

The analysis of individual stock proxy issues is a component of equity research, and thus Manning & Napier has a fiduciary responsibility to vote proxies according to the economic best interests of our clients. The research analyst who recommended the stock or who is responsible for following stocks in a particular industry reviews voting direction on an individual basis. The analyst considers the specific investment strategy used to buy the stock, in conjunction with the guidelines outlined below. It is expected that the analyst will discharge his/her proxy duties prudently, solely in the best interest of our clients, and for the exclusive purpose of providing benefits to those clients.

The following serves as a guide to aid the analysts in voting proxies. This list is not exhaustive, and is subject to revision as new issues arise. Ultimately, it is up to the analyst to decide what is best in each individual situation, considering what best serves shareholders’ interests. The underlying principle is to protect the value of the security. Value is affected by proxy issues such as voting rights, limits on ownership, accountability of management and directors, etc. A secondary principle is that it is not up to us as fiduciaries to make a social stand on issues, unless they clearly affect the rights of shareholders and the value of the security.

CORPORATE GOVERNANCE/OTHER LOBBYIST COMMUNICATIONS

Periodically, the analysts may receive calls from lobbyists or solicitors trying to persuade us to vote a certain way on a proxy issue, or from other large stockholders trying to persuade us to join our vote with theirs to exercise control of the company. We will take their opinions into consideration, but our policy is simply to vote in accordance with what we feel is in the best interest of our clients and shareholders and which maximizes the value of their investment.

STANDARD DOMESTIC ISSUES

Election of Directors: Generally, if not contested, we will vote FOR the nominated directors. For each director, care must be taken to determine from the proxy statement each director’s: attendance at meetings, investment in the company, status inside and outside company, governance profile, compensation, independence from management, and related/relevant parameters. If the director’s actions are questionable on any of these items, the analyst may WITHHOLD election for the director.

In a contested race, voting decisions should be based on the track record of both slates of candidates, an analysis of what each side is offering to shareholders, and a determination of the likelihood of each slate to fulfill promises. Candidate backgrounds and qualifications should be considered, along with benefit to shareholders of diversity on the board. If the proposed election of directors would change the number of directors, the change should not diminish the overall quality and independence of the board.

Because of the complexity and specific circumstances of issues concerning a contested race, these issues should be decided on a case-by-case basis.

Appointment of Auditors: A change of auditors that compromises the integrity of the independent audit process or a change of auditors due to the auditors’ refusal to approve a company’s financial statement should be voted AGAINST.

NON-STANDARD DOMESTIC ISSUES

Director/Management Accountability: As overseers of management for the shareholders, directors should be held accountable to shareholders. We therefore recommend a vote AGAINST any proposal which would limit director liability. Examples would include proposals to limit director liability or independence, or to unreasonably indemnify directors.

While it may be inevitable, especially in smaller companies, that the positions of Chairperson and Chief Executive Officer be combined in some cases, it generally increases management accountability to shareholders if the CEO is accountable to an independent Chairman. Therefore, we recommend a vote FOR proposals requiring that different persons serve as the Chairperson and Chief Executive Officer.

Similarly, where practical, any nominating, compensation, or audit committees should be independent of management. The purpose of these Committees is the implementation of Board oversight of management, and this purpose is best served if the majority of directors on such committees are independent directors. Therefore, we recommend a vote FOR requirements that these committees have a majority of independent directors.

Compensation Issues: Stock Incentive Plans usually permit a compensation committee to issue stock options to “key” personnel. These plans usually specify the maximum number of shares to be issued but do not specify under what conditions they would be issued. This is not necessarily a problem, as we wish to leave most compensation issues to management (unless someone is grossly overpaid), and we want management and employees in general to own stock so that their interests will be more in line with shareholders. Consequently, we have to examine the incentive plan carefully to see if it is overly generous. If the shares proposed to be issued to management total 50% of the outstanding shares, then the value of our clients’ holdings have probably fallen 50%.

When deciding whether or not to vote for these plans, we consider whether there will be too much dilution. Increasing the number of shares outstanding by 5% each year for 10 years is clearly too much dilution. Second, we consider the market value at current prices and with a slight change in market value. If management has been doing a poor job, should an additional $100 million in compensation be paid if the stock goes up by 10%? Not likely. Finally, we are suspicious of any plan that entitles management to buy stock below market value. They will be compensated for doing nothing at all for shareholders. Any vote cast regarding Stock Incentive Plans should be determined on a case-by-case basis and must be justifiable by the analyst casting the vote.

This analysis should also apply to other forms of Executive Compensation plans. Any such programs should provide challenging performance objectives and serve to motivate executives, and should not be excessively generous or provide incentives without clear goals. With these considerations in mind, any vote on Executive Compensation should be determined on a case-by-case basis. As a general rule, we recommend votes FOR proposals to link compensation to specific performance criteria and FOR proposals that increase the disclosure of management compensation, while we recommend votes AGAINST “golden parachutes”, and similar proposals, unless the award protects the shareholders by only being granted when the shareholders have benefited along with the executives receiving the award. With regards to SERP’s, or Supplemental Executive Retirement Plans, we would generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plan’s agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plan. SERPs may be viewed as discriminatory. Participating executives, who are selected by the company, may get better benefit formulas that provided under the employee-wide plan. Therefore, all other issues in relation to SERPs should be voted on a case-by-case basis.

In general, we would vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. We would vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. We would also vote AGAINST shareholder proposals requiring director fees be paid in stock only.

We would vote FOR shareholder proposals to put option re-pricings to a shareholder vote. In addition, we would vote FOR shareholders proposals seeking disclosure of the board’s or compensation committee’s use of compensation consultants, such as the company name, business relationships and fees paid.

We would vote on a case-by-case basis on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s compensation plan for senior executives. The vote for such issues would be based on what aspects of the company’s current annual and long-term equity incentive programs are performance driven. Finally, we would vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account the company’s performance, pay levels versus peers’ compensation, pay level versus industry-typical compensation, and long-term corporate outlook.

Outside director incentives work best when they are closely aligned with the interest of the shareholders (e.g., compensation in the form of reasonable stock grants) and are not at the discretion of management (e.g., revocable benefits). Based on these principles, votes on most outside director compensation issues should be made on a case-by case basis.

Terms of Directors: In order to hold directors accountable, they should be subject to frequent re-election – ideally, on an annual basis. Therefore, we recommend a vote AGAINST any proposal to extend the terms of directors and a vote FOR any proposal to shorten the term of directors in office. This is not to be construed as a limit on terms that can be served, but merely a preference to make directors stand for election regularly.

Staggered Boards: A staggered board is one in which directors are divided into three (sometimes more) classes, with each serving three-year (sometimes more) terms, with each class re-election occurring in a different year. A non-staggered Board serves a one-year term and Directors stand for re-election each year.

Proposals to adopt a staggered board amendment to the charter or bylaws usually are accompanied by provisions designed to protect the staggered board. Such provisions may include: supermajority voting requirements if shareholders wish to increase the number of directors; provisions allowing shareholders to remove directors only for cause; provisions stipulating that any board vacancies occurring between elections be filler only by a vote of the remaining board members, not the shareholders; and lock-in provisions requiring a supermajority shareholder vote to alter the amendment itself. All of these provisions reduce director accountability and undermine the principle that directors should be up for re-election on a frequent basis. We, therefore, recommend a vote AGAINST such proposals.

Majority Vote in Director Elections: We would generally vote FOR binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies should also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Cumulative Voting: Cumulative voting permits proportional representation on the board of directors. Without it, a group with a simple majority could elect all directors. However, there are issues that arise depending on whether the board is staggered or non-staggered.

On a non-staggered board, cumulative voting exposes management to the disciplinary effects of the market for corporate control, which, in turn, encourages management to maximize share value. On a staggered board, cumulative voting can act as an anti-takeover defense and, and as a result, could diminish the positive impact on management efficiency of the market for corporate control.

Due to the complexity of this issue, any vote cast regarding cumulative voting should be determined on a case-by-case basis after careful consideration by the analyst responsible for that security. The basic principle of protecting property value of the security should be the determining criteria.

Supermajority Voting Provisions: Many proxy proposals require only a majority vote from shareholders in order to be ratified. Supermajority provisions are those that require more than a majority, usually 67% to 80% of the outstanding shares. These proposals generally provide that such a supermajority provision cannot be changed without the vote of the same percentage of shares outstanding. These provisions are usually intended to prevent any takeover of the company and to insulate insiders from shareholder pressure. We recommend a vote AGAINST such a proposal. Exceptions would be in cases where there is an economic benefit to protecting the interests of minority shareholders.

Multiple Classes of Stocks: Multiple classes of stock, which would give more voting rights to one class of shareholders at the expense of another, would clearly affect the rights of all shareholders. We recommend a vote AGAINST any proposal which divides common equity into more than one class of stock or which limits the voting rights of certain shareholders of a single class of stock. The exception would only occur if a subsidiary of a company issued its own class of common stock, such as General Motor’s class E (for EDS) and H (for Hughes) stock.

Similarly, we recommend a vote AGAINST any proposal to give the board of directors broad powers with respect to establishing new classes of stock and determining voting, dividend, and other rights without shareholder review. An example would be requests to authorize “blank check” preferred stock.

Poison Pills: Stock Purchase Rights Plans (“Poison Pills”) generally take the form of rights or warrants issued to shareholders that are triggered by an outside acquiring a predetermined quantity of stock in the corporation. When triggered, Poison Pills give shareholders the ability to purchase shares from or sell shares back to the company or, in the case of a hostile acquisition, to the potential acquirer at a price far out of line with their fair market value. The triggering event can either transfer a huge amount of wealth out of the Target Company or dilute the equity holdings of the potential acquirer’s pre-existing shareholders. In both cases, the Poison Pill has the potential to act as a doomsday machine in the event of an unwanted control contest, providing a target’s board with veto power (all it has to go is refuse to redeem the pill) over takeover bids, even if they are in the best interest of target shareholders.

Rights plans are promoted by management as a method of ensuring that a firm’s potential acquirers do not give a two-tiered offer for a firm. This would have the effect of forcing a shareholder to tender his shares against his will. Although there may be some truth to this argument, the bottom line is that they permit some shareholders to obtain stock at a discount while preventing others from doing so. They can discourage outsiders from taking a position in the firm, because a certain level of ownership would result in lost property rights. Insiders want to protect their position and reduce the influence of outsiders. This type of proposal reduces director and management accountability to shareholders, and consequently we recommend a vote AGAINST such proposals. Exceptions can be made in cases where takeover attempts are detrimental to the long-term economic best interests of the shareholders and/or if the poison pill may raise the takeover premium received by existing shareholders.

Special Meetings of Shareholders: Any proposal which would limit or restrict the ability of shareholders to call a special meeting would limit their ability to exercise their rights as a shareholder. Since these proposals are contrary to shareholder interests, we recommend a vote AGAINST any proposal that would place such limits.

Shareholder recovery of proxy contest costs: Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. Shareholders who initiate proxy contests against fund boards sometimes seek to have their expenses from the solicitation reimbursed by the fund. Generally, while the dissident in this situation has initiated certain proposals for the benefit of fund shareholders, they have done so at their own risk.

Confidential Voting: Confidential voting is the best way to guarantee an independent vote. Shareholders must be able to vote all proxies on the merits of each proposal. Open voting alters the concept of free choice in corporate elections and proxy proposal by providing management the opportunity to influence the vote outcome – they can see who has voted for or against proposals before the final vote is taken and therefore management can pressure institutional shareholders, suppliers, customers, and other shareholders with which it maintains a business relationship. This process, which would give management the opportunity to coerce votes from its shareholders, destroys the concept of management accountability. Therefore, we recommend a vote FOR confidential voting.

Greenmail: Targeted share repurchases by management (Greenmail) of company stock from an individual or select group seeking control of the company is overly abusive to shareholders’ interests and often disruptive to management. Since only the hostile party receives payment, the practice is discriminatory to all other shareholders of the company. With Greenmail, management transfers significant sums of corporate cash (not their own) to one entity for the sole purpose of saving their positions – cash that could be put to use for reinvestment in the company, payment of dividends, or to fund a public share repurchase with shareholders participating on an equal basis.

By raising the specter of a change in control (whether he intended to follow through on it or not), the Greenmailer receives payment (usually at a substantial premium over the market value of his shares). Management is once again safe and sound (until the next Greenmailer appears), and the shareholders are left with an asset-depleted, often less competitive company. Unless there is a legitimate benefit to shareholders in general, or our clients in particular, such as staving off an economically harmful acquisition, we recommend a vote AGAINST Greenmail proposals.

Anti-Greenmail Proposals: Shareholder interests are best protected if they can vote on specific issues based on the individual merits of each, rather than make sweeping generalizations about certain types of proposals. Therefore, we recommend a vote AGAINST broad charters and bylaw amendments such as anti-greenmail proposals.

Increased Authorized Common Stock: Requests to authorize increases in common stock can be expected from time-to-time, and when handled in a disciplined manner such requests can be for beneficial purposes such as stock splits, cost-effective means of raising capital, or reasonable incentive programs. However, increases in common stock can easily become dilutive, so by no means are they always in the best interest of shareholders. Purpose and scale are the determining factors with respect to increases in common stock, and based on these factors proposals to increase authorized common stock should be decided on a case-by-case basis.

Reincorporation: Reincorporation may be supported where satisfactory business reasons are specified and there is no overall and significant detrimental impact. Because of the issues involved, such determinations should be made on a case-by-case basis.

Insider Trading: We encourage companies to establish strict zero tolerance policies with respect to illegal insider trading activity, and therefore would recommend a vote FOR proposals of such policies.

Approving Other Business: Management may, on occasion, seek broad authorization to approve business resolution without shareholder consent. Management typically already has the authority needed to make routine business decisions, so shareholders should avoid granting blanket authority to management, which may reduce management accountability and/or shareholders rights. These proposals should be made on a case-by-case basis.

High-Performance Workplaces: Pursuant to a 1994 Department of Labor report entitled “Road to High-Performance Workplaces,” some corporations may propose policies with respect to aspects of high-performance workplaces, such as employee training, empowerment, or incentive programs. To the extent that such proposals can be seen to contribute to a company’s productivity and long-term financial performance we recommend a vote FOR high-performance workplace proposals.

Corporate Responsibility: Increasingly, issues of Corporate Responsibility are appearing on proxy ballots. Investors must recognize that such issues are often more than just social questions – the immediate cost of implementing a new program must be weighed against the longer-term costs of pursuing abusive or unsound policies. It must be remembered that the shareholder activism on the rise, companies that do not make an effort to be responsible corporate citizens may find their stocks out of favor. Also, there may be legal or regulatory costs to irresponsible practices, which represent undefined liabilities. Therefore, where the financial impact of the proposal is positive to neutral, we recommend a vote FOR proposals which lower the potential for boycotts, lawsuits, or regulatory penalties. Examples may include:

•	Resolution to establish shareholder advisory committees

•	Corporate conduct and human rights policies

•	Adoption of the “MacBride Principles” of equal employment

•	Adoption of “CERES Principles” of environmental responsibility

•	Legal and regulatory compliance policies

•	Supplier standards

•	Fair lending

Each of the above will have a specific set of circumstances in which the financial impact of adoption the resolution must be evaluated, and the analyst should vote according to the long-terms economic interests of shareholders.

FOREIGN SECURITIES

The Advisor will make best efforts to obtain and vote foreign proxies, as long as the cost of doing so does not outweigh the benefit of voting. For example, the Advisor most likely will not travel to foreign countries to vote proxies. While the international proxies generally follow the same guidelines listed above, there are several issues which are not normally a part of the domestic proxies and as such are addressed separately below.

STANDARD INTERNATIONAL ISSUES

Receiving Financials: We recommend voting FOR such routine, non-controversial items. Most companies around the world submit their financials to shareholders for approval, and this is one of the first items on most agendas. When evaluating a company’s financial statements, unless there are major concerns about the accuracy of the financial statements, we would vote FOR this item.

Accepting the acts or performance of the managing board or supervisory board: We recommend voting FOR such items. The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a vote of confidence in the company’s management and policies. It does not necessarily eliminate the possibility of future shareholder action, but it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item.

Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders’ plans to take legal action.

NON-STANDARD INTERNATIONAL ISSUES

Capital Increase per the following: 1. with rights, 2. without rights, 3. bonds with rights, or 4. bond without rights. In the majority of cases, we would vote FOR capital increases. There may be cases where the analyst deems the capital increase inappropriate and would then vote AGAINST such an item.

Companies can have one of two types of capital systems. The authorized capital system sets a limit in a company’s articles on the total number of shares that can be issued by the company’s board. The system allows companies to issue shares from this pre-approved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. When looking at such issues, we need to review the following: the history of issuance requests; the size of the request; and the purpose of the issuance associated with the increase in authorization.

Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. If a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Unissued shares lapse after the fixed time period expires. This type of authority would be used to carry out general rights issue or small issuances without preemptive rights.

Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. This pool of conditional capital also carries a fixed expiration date.

In reviewing these proposals, we need to look at the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the total potential dilution amount from all capital should be considered.

French Law requires that French companies ask for poison pills: As covered under the Domestic Non-Standard Poison Pill, we vote AGAINST poison pills. French anti-takeover mechanisms include staggered boards, super-voting shares, poison pills, and special shares. The most common anti-takeover maneuvers are voting rights restrictions and shares with double voting rights. In the case of recently privatized companies, the government may hold a golden share that entitles it to override certain key decisions.

Some companies propose to authorize the board to issue stock in the event of a takeover bid. Such an issuance is not designed to increase capital beyond the amount authorized by other resolutions, but is merely an alternative use for pools of capital already approved but unused. We oppose anti-takeover mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

Some companies use restricted voting rights to protect themselves from takeovers. Companies can also implement time-phased double voting rights (usually granted after two to four years). This requires amending the articles and thus is subject to shareholder approval. Another popular defensive tool is a pact that gives a small group of shareholders preemptive rights over one another’s shares. The Advisor supports the harmonization of share classes and opposes mechanisms that skew voting rights.

An anti-takeover device of concern to shareholders is the government’s ability to hold a golden share in newly privatized companies. Under the terms of most golden shares, the government reserves the right to appoint two non-voting representatives to the board and also has the right to oppose any sale of assets if it is determined to adversely affect national interest. This practice has become more controversial in the recent past since the European Commission determined that the use of golden shares may infringe on the free movement of capital and may only be used under certain circumstances.

Recommendations for ERISA Plans

ERISA states that the named fiduciary has a duty to periodically monitor the activities of the investment manager; this includes proxy voting. ERISA further requires proper documentation of the proxy voting activities of the investment manager and of investment manager monitoring by the named fiduciary. To aid trustees in fulfilling these duties, Manning & Napier recommends the following:

1	A review of your plan documents should be conducted to determine if voting authority has been delegated to the investment manager or retained by the trustee. If the document does not delegate authority, it is the Department of Labor’s view that the investment manager has the responsibility with respect to the trustee (Pension and Welfare Benefits Administration, U.S. Department of Labor, Proxy Project Report, March 2, 1989).

2	If voting authority is delegated to Manning & Napier, we recommend that the Board adopt the proxy policy* outlined below. If voting authority has been reserved to the Board, we recommend that the Board adopt its own proxy policy similar to that of Manning & Napier.

3	We recommend that our Proxy Procedures be kept on file to document our compliance with the record keeping requirements.

In order to assist clients with the ERISA monitoring requirement, upon written request we will provide a Proxy Report which will outline the securities voted, what the issues were, what actions were taken and, in the case of a vote against the recommendation of management, we will provide the analyst’s reason for that vote.

*PROXY POLICY

In accordance with the guidelines of the U.S. Department of Labor it is our policy regarding proxies to:

1	Delegate the voting authority to the investment manager who will discharge it duties prudently, solely in the interest of the plan participants and beneficiaries and for the exclusive purpose of providing benefits to plan participants and their beneficiaries.

2	Require that the investment manager maintain accurate records as to the voting of such proxies that will enable us to review periodically the voting procedures employed and the actions taken in individual situations.

Addendum – ISS Proxy Voting Summary

An MSCI Brand

2011 U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 3, 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS.

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’s voting guidelines can be found in the Jan. 15, 2011, edition of the U.S. Proxy Voting Manual, and in the 2011 U.S. Proxy Voting Guidelines Summary.

www.issgovernance.com

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1	Board Accountability

2	Board Responsiveness

3	Director Independence

4	Director Competence

1. Board Accountability

12

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election – any or all appropriate nominees (except new) may be held accountable;

[1]

In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[2]

A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Majority vote standard for director elections with no carve out for contested elections;

•	The inability for shareholders to call special meetings;

•	The inability for shareholders to act by written consent;

•	A dual-class structure; and/or

•	A non-shareholder approved poison pill.

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

1.11.	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

1.12.	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company’s equity plan;

1.13.	The company fails to submit one-time transfers of stock options to a shareholder vote;

1.14.	The company fails to fulfill the terms of a burn rate commitment made to shareholders;

1.15.	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.16.	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

1.17.	Failure to replace management as appropriate; or

1.18.	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

2.1.	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or

2.2.	The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.

2.3.	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

2.4.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3. Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	The full board is less than majority independent.

4. Director Competence

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

4.1.	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2.	Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	If the director’s total service was three meetings or fewer and the director missed only one meeting.

These reasons for directors’ absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director,unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•	serves as liaison between the chairman and the independent directors;

•	approves information sent to the board;

•	approves meeting agendas for the board;

•	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	has the authority to call meetings of the independent directors;

•	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•	Egregious compensation practices;

•	Multiple related-party transactions or other issues putting director independence at risk;

•	Corporate and/or management scandals;

•	Excessive problematic corporate governance provisions; or

•	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

Shareholder Rights & Defenses

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered [3] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE–BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

1.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

2.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

3.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

4.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices— dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•

Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•

Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•

Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

•	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and

•

Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program.

The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

If the company maintains problematic pay practices, generally vote:

•	AGAINST management “say on pay” (MSOP) proposals;

•	AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):

•	In egregious situations;

•	When no MSOP item is on the ballot; or

•	When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or

•	AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•	Multi-year guaranteed bonuses;

•	A single performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

•	Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

•	Poor disclosure practices, including:

•	Unclear explanation of how the CEO is involved in the pay setting process;

•	Retrospective performance targets and methodology not discussed;

•	Methodology for benchmarking practices and/or peer group not disclosed and explained.

•	Board’s responsiveness to investor input and engagement on compensation issues, for example:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company’s golden parachute compensation, consistent with ISS’ policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

•	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Potentially excessive severance payments;

•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•

In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•

The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management “say on pay”), ISS will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Payfor-Performance);

•

The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;

•

Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for problematic pay practices.

Shareholder Proposals on Compensation

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•	while employed and/or for two years following the termination of their employment ; or

•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•	Rigorous stock ownership guidelines;

•	A holding period requirement coupled with a significant long-term ownership requirement; or

•	A meaningful retention ratio;

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place.

These should consist of:

•	Rigorous stock ownership guidelines, or

•	A holding period requirement coupled with a significant long-term ownership requirement, or

•	A meaningful retention ratio,

Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Social/Environmental Issues Overall Approach

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	The company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending. However, the following factors will be considered:

•	Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;

•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•	The company’s current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

•

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

•	Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.